Exhibit 10.2

SHARE EXCHANGE AGREEMENT

THIS SHARE EXCHANGE AGREEMENT (this “Agreement”) is entered into as of this 29th day of January 2016, by and among Rockdale Resources Corporation, a Colorado corporation (the “Company”), ASKARII Resources LLC, a Texas limited liability company (“ASKARII”), and Ricardo Hsu, the sole owner of ASKARII (the “Principal”), each a “Party” and collectively the “Parties,” upon the following premises:

Premises.

WHEREAS, the Principal owns one hundred percent (100%) of the issued and outstanding voting and non-voting interests of ASKARII;

WHEREAS, the Company is a publicly held corporation organized under the laws of the State of Colorado, whose common stock trades on the OTCQB marketplace under the symbol “BBLS”;

WHEREAS, ASKARII is a privately held limited liability company under the laws of the state of Texas;

WHEREAS, the Company desires to acquire 100% of the issued and outstanding securities of ASKARII in exchange for shares of the Company’s Common Stock (as defined and described below) (the “Exchange Offer” or the “Exchange”), so that ASKARII will become a wholly-owned subsidiary of the Company and the Principal will become a significant shareholder of the Company; and

WHEREAS, the Principal desires to exchange 100% of the issued and outstanding securities of ASKARII in exchange for shares of Common Stock, on the terms and conditions set forth below.

Agreement

Certain capitalized terms used below are defined in Article IX “Definitions”, below.

NOW THEREFORE, on the stated premises and for and in consideration of the mutual covenants and agreements hereinafter set forth and the mutual benefits to the Parties to be derived hereto, it is hereby agreed as follows:

ARTICLE I
DEFINITIONS

Section 1.01 Certain Definitions. In addition to other terms defined throughout this Agreement, the following terms have the following meanings when used herein:

(a) “Affiliate” means, with respect to any Person, any other Person directly or indirectly controlling, controlled by or under common control with such

Share Exchange Agreement

Person. For purposes of this definition, a Person shall be deemed to control another Person if such first Person directly or indirectly owns or holds ten percent (10%) or more of the ownership interests in such other Person. In the case of ASKARII, the Principal is considered an Affiliate of ASKARII.

(b) “Encumbrance” means any charge, claim, community or other marital property interest, condition, equitable interest, Lien, option, pledge, security interest, mortgage, right of way, easement, encroachment, servitude, right of first option, right of first refusal or similar restriction, including any restriction on use, voting (in the case of any security or equity interest), transfer, receipt of income or exercise of any other attribute of ownership.

(c) “Governmental Body” means any:

i. nation, state, province, county, city, town, borough, village, district or other jurisdiction;

ii. federal, state, provincial, local, municipal, foreign or other government;

iii. governmental or quasi-governmental authority of any nature (including any agency, branch, department, board, commission, court, tribunal or other entity exercising governmental or quasi-governmental powers);

iv. body exercising, or entitled or purporting to exercise, any administrative, executive, judicial, legislative, police, regulatory or taxing authority or power; or

v. official of any of the foregoing.

(d) “Intellectual Property” means (i) all inventions, whether patentable or not patentable, all improvements thereto, and all patents, patent applications and patent disclosures, together with all reissues, continuations, continuations-in-part, divisionals, revisions, utility models, extensions and reexaminations thereof, (ii) the websites, URLs, domain names, trade names and trademarks (including registered and unregistered trademarks, service marks and applications thereof used in the business of the applicable Party) together with all translations, adaptations, derivations and combinations thereof and including all goodwill associated therewith, and all applications, registrations and renewals in connection therewith, (iii) all copyrightable works, all copyrights and all applications, registrations, renewals and derivatives in connection therewith, (iv) all trade secrets and confidential business information (including ideas, research and development, know-how, formulas, certifications, compositions, manufacturing and production processes and techniques, technical data, designs including advertising designs, logos, drawings, packaging, specifications, customer

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and supplier lists, pricing and cost information, and business and marketing plans and proposals, (v) all other proprietary rights, and (vii) all copies and tangible embodiments thereof (in whatever form or medium).

(e) “Knowledge” means that:

i. An individual will be deemed to have knowledge of a particular fact or other matter if such Person is actually aware of the fact or matter.

ii. A Person, other than an individual, will be deemed to have knowledge of a particular fact or other matter if any individual who is serving, or who has at any time served, as a director, officer, partner, employee, agent, executor or trustee of that Person (or in any similar capacity) is actually aware of the fact or matter.

(f) “Law” means any federal, state, provincial, local or foreign law (including common law), statute, code, ordinance, rule, regulation or other requirement or rule of law (including but not limited to as related to revenue, labor, or ERISA) of any Governmental Body.

(g) “Liability” means with respect to any Person, any liability or obligation of such Person of any kind, character or description, whether known or unknown, absolute or contingent, accrued or unaccrued, disputed or undisputed, liquidated or unliquidated, secured or unsecured, joint or several, due or to become due, vested or unvested, executory, determined, determinable or otherwise, and whether or not the same is required to be accrued on the financial statements of such Person.

(h) “Liens” means all liens, pledges, mortgages, security interests, claims, covenants, leases, subleases, charges, conditions, options, rights of first refusal, licenses, easements, servitudes, rights of way, encumbrances or any other restriction or limitation whatsoever.

(i) “Manager” means a Manager of ASKARII as set forth in ASKARII organizational documents and the minutes of ASKARII.

(j) “Member” means a Member of ASKARII as set forth in ASKARII organizational documents and the minutes of ASKARII.

(k) “Organizational Documents” means the Articles of Incorporation, Bylaws, Articles of Organization, Company Agreement, or similar organizational documents of the applicable entity.

(l) “Person” means an individual, partnership, corporation, business trust, limited liability company, limited liability partnership, joint stock company,

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trust, unincorporated association, joint venture or other entity or a Governmental Body.

(m) “Tax” means any income, gross receipts, license, payroll, employment, excise, severance, stamp, occupation, premium, property, environmental, windfall profit, customs, vehicle, airplane, boat, vessel or other title or registration, capital stock, franchise, employees’ income withholding, foreign or domestic withholding, social security, unemployment, disability, real property, personal property, sales, use, transfer, value added, alternative, add-on minimum and other tax, fee, assessment, levy, tariff, charge or duty of any kind whatsoever and any interest, penalty, addition or additional amount thereon imposed, assessed or collected by or under the authority of any Governmental Body or payable under any tax-sharing agreement or any other contract.

ARTICLE II
REPRESENTATIONS, COVENANTS, AND WARRANTIES OF
ASKARII AND THE PRINCIPAL

As an inducement to and to obtain the reliance of the Company, except as set forth on the ASKARII Schedules (as hereinafter defined, which shall contain any exceptions or qualifications to the representations and warranties are set forth below), ASKARII and the Principal, jointly and severally represent and warrant as follows:

Section 2.01 Organization. ASKARII  is a limited liability company, duly organized, validly existing, and in good standing under the laws of the state of Texas and has the corporate power and is duly authorized, qualified, franchised, and licensed under all applicable laws, regulations, ordinances, and orders of public authorities to own all of its properties and assets and to carry on its business in all material respects as it is now being conducted, including qualifications to do business as a foreign corporation in the states or countries in which the character and location of the assets owned by it or the nature of the business transacted by it requires qualification, except where failure to be so qualified would not have a material adverse effect on its business. Included in the ASKARII Schedules are complete and correct copies of the Certificate of Formation (or similar organizational documents) of ASKARII as in effect on the date hereof (the “ASKARII Organizational Documents”). The execution and delivery of this Agreement does not, and the consummation of the transactions contemplated hereby will not, violate any provision of the ASKARII Organizational Documents. ASKARII has taken all actions required by Law, the ASKARII Organizational Documents, or otherwise to authorize the execution and delivery of this Agreement, and ASKARII has full power, authority, and legal right and has taken all action required by Law, the ASKARII Organizational Documents, and otherwise to consummate the transactions herein contemplated.

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Section 2.02 Capitalization.

(a)           The authorized capitalization of ASKARII consists of 1,000,000 units (the “Units”).

(b)           All issued and outstanding Units of ASKARII are legally issued, fully paid, and non-assessable and not issued in violation of the preemptive or other rights of any person.

Section 2.03 Subsidiaries and Predecessor Corporations. ASKARII does not have any predecessor corporation(s) or subsidiaries.

Section 2.04 Liabilities and Other Information.

(a)           ASKARII has no liabilities with respect to the payment of any applicable federal, provincial, state, county, local or other taxes (including any deficiencies, interest or penalties), except for taxes accrued but not yet due and payable or as provided in the ASKARII Schedules.

(b)           ASKARII has filed all federal, provincial, state or local income and/or franchise tax returns required to be filed by it from inception to the date hereof. Each of such income tax returns reflects the taxes due for the period covered thereby, except for amounts which, in the aggregate, are immaterial.

(c)           The books and records of ASKARII are in all material respects complete and correct and have been maintained in accordance with good business and accounting practices.

(d)           ASKARII has no material liabilities, direct or indirect, matured or unmatured, contingent or otherwise in excess of Ten Thousand Dollars ($10,000) except as disclosed in writing to the Company on Schedule 2.16, which liabilities in aggregate shall not exceed $10,000, including payables, on the Closing Date.

Section 2.05 Information. The information concerning ASKARII set forth in this Agreement and in the ASKARII Schedules is complete and accurate in all material respects and does not contain any untrue statement of a material fact or omit to state a material fact required to make the statements made, in light of the circumstances under which they were made, not misleading.

Section 2.06 Options, Warrants, Convertible Securities. There are no existing options, warrants, calls, convertible securities or commitments of any character relating to the securities of ASKARII.

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Section 2.07 ASKARII and Related Matters. No third party has any right to, and to the Knowledge of ASKARII , it has not received any notice of infringement of or conflict with asserted rights of others with respect to, any product, technology, data, trade secrets, know-how, proprietary techniques, trademarks, service marks, trade names, or copyrights which, individually or in the aggregate, if the subject of an unfavorable decision, ruling or finding, would have a materially adverse effect on the proposed business, operations, financial condition, income, or business prospects of ASKARII or any material portion of its properties, assets, or rights.

Section 2.08 Litigation and Proceedings. There are no actions, suits, or proceedings pending or, to the Knowledge of the Principal, threatened by or against ASKARII or its properties, at law or in equity, before any court or other governmental agency or instrumentality, domestic or foreign, or before any arbitrator of any kind. The Principal does not have any Knowledge of any material default with respect to any judgment, order, injunction, decree, award, rule, or regulation of any court, arbitrator, or governmental agency or instrumentality or of any circumstances which, after reasonable investigation, would result in the discovery of such a default.

 Section 2.09 Contracts.

(a)           Except as disclosed on Schedule 2.16, there are no material contracts, agreements, franchises, license agreements, debt instruments or other commitments to which ASKARII is a party or by which any of its assets, products, technology, or properties are bound other than those incurred in the ordinary course of business (as used in this Agreement, a “material” contract, agreement, franchise, license agreement, debt instrument or commitment is one which (i) will remain in effect for more than six (6) months after the date of this Agreement and (ii) involves aggregate obligations of at least Twenty-Five Thousand Dollars ($25,000) unless otherwise disclosed pursuant to this Agreement);

(b)           All contracts, agreements, franchises, license agreements, and other commitments, if any, to which ASKARII is a party and which are material to the operations or proposed operations of ASKARII taken as a whole are valid and enforceable by ASKARII in all material respects, except as limited by bankruptcy and insolvency laws and by other laws affecting the rights of creditors generally;

(c)           ASKARII is not a party to or bound by, and the properties of ASKARII are not subject to, any contract, agreement, other commitment or instrument; any charter or other corporate restriction; or any judgment, order, writ, injunction, decree, or award which materially and adversely affects, the business operations, properties, assets, or condition of ASKARII; and

(d)           Except as included or described in the ASKARII Schedules, ASKARII is not a party to any oral or written (i) contract for the employment of

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any officer or employee which is not terminable on thirty (30) days, or less notice; (ii) profit sharing, bonus, deferred compensation, stock option, severance pay, pension benefit or retirement plan; (iii) agreement, contract, or indenture relating to the borrowing of money; (iv) guaranty of any obligation, other than one on which ASKARII is a primary obligor, for the borrowing of money or otherwise, excluding endorsements made for collection and other guaranties of obligations which, in the aggregate do not exceed more than one (1) year or providing for payments in excess of Ten Thousand Dollars ($10,000) in the aggregate; (v) collective bargaining agreement; or (vi) agreement with any present or former officer or director of ASKARII .

Section 2.10 Material Contract Defaults. ASKARII is not in default in any material respect under the terms of any outstanding material contract, agreement, lease, or other commitment which is material to the business, operations, properties, assets or condition of ASKARII, and there is no event of default in any material respect under any such contract, agreement, lease, or other commitment in respect of which ASKARII has not taken adequate steps to prevent such a default from occurring.

Section 2.11 No Conflict With Other Instruments. The execution of this Agreement and the consummation of the transactions contemplated by this Agreement will not result in the breach of any term or provision of, constitute an event of default under, or terminate, accelerate or modify the terms of any material indenture, mortgage, deed of trust, or other material contract, agreement, or instrument to which ASKARII is a party or to which any of its properties or operations are subject as of the date of this Agreement and/or as of the Closing Date.

Section 2.12 Governmental Authorizations. Except as set forth in the ASKARII Schedules, ASKARII has all licenses, franchises, permits, and other governmental authorizations that are legally required to enable it to conduct its business in all material respects as conducted on the date hereof. Except for compliance with federal, provincial and state securities and corporation laws, as hereinafter provided, no authorization, approval, consent, or order of, or registration, declaration, or filing with, any court or other governmental body is required in connection with the execution and delivery by ASKARII and the Principal of this Agreement and the consummation by ASKARII and the Principal of the transactions contemplated hereby.

Section 2.13 Compliance With Laws and Regulations. Except as set forth in the ASKARII Schedules, to the best Knowledge of the Principal, ASKARII has complied with all applicable statutes and regulations of any federal, provincial, state, or other governmental entity or agency thereof, except to the extent that noncompliance would not materially and adversely affect the business, operations, properties, assets, or condition of ASKARII or except to the extent that noncompliance would not result in the occurrence of any material liability for ASKARII .

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Section 2.14 Approval of Agreement. The Manager of ASKARII shall have authorized the execution and delivery of this Agreement by ASKARII and approved this Agreement and the transactions contemplated hereby.

Section 2.15 Material Transactions or Affiliations. Set forth in the ASKARII Schedules is a description, if applicable, of every contract, agreement, or arrangement between ASKARII and any predecessor and any person who was at the time of such contract, agreement, or arrangement a manager, officer, director, or person owning of record, or known by any Principal to own beneficially, five percent (5%) or more of the issued and outstanding securities of ASKARII and which is to be performed in whole or in part after the date hereof or which was entered into not more than six (6) months prior to the date hereof. Except as disclosed in the ASKARII Schedules or otherwise disclosed herein, no manager, officer, director, or five percent (5%) security owner of ASKARII has, or has had since January 1, 2016, any known interest, direct or indirect, in any transaction with ASKARII which was material to the business of ASKARII. There are no commitments by ASKARII, whether written or oral, to lend any funds, or to borrow any money from, or enter into any other transaction with, any such affiliated person.

Section 2.16 The ASKARII Schedules. ASKARII will deliver to the Company the following schedules, if such schedules are applicable to the business of ASKARII , which are collectively referred to as the “ASKARII Schedules” and which consist of separate schedules dated as of the date of execution of this Agreement, all certified by the principal executive officer of ASKARII as complete, true, and correct as of the date of this Agreement in all material respects, which schedules shall be delivered within 10 days following the execution of this Agreement:

(a)           a schedule containing complete and correct copies of the ASKARII Organizational Documents;

(b)           a schedule containing any corporate resolutions of the Managers of ASKARII since formation;

(c)           a schedule containing minutes of meetings of the Principal since formation;

(d)           a schedule containing original copies of all material agreements of ASKARII;

(e)           a schedule listing of any and all federal, provincial, state and local tax identification numbers of ASKARII and containing complete and correct copies of all federal, provincial, state and local tax returns filed by ASKARII over the past seven (7) years (or such shorter time period as ASKARII has been organized);

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(f)           a schedule setting forth any other information, together with any required copies of documents, required to be disclosed by ASKARII. Any fact known to be, or to the best Knowledge of the Principal or after reasonable investigation, reasonably believed to be, contrary to any of the representations, covenants, and warranties made in Article II are required to be disclosed in the ASKARII Schedules pursuant to this Section 1.16(f); and

(g)           a schedule of any and all limitations or qualifications or exceptions to the representations, covenants and warranties of ASKARII and the Principal contained in Article II of this Agreement, if any.

ASKARII shall cause the ASKARII Schedules and the instruments and data delivered to the Company hereunder to be promptly updated after the date hereof up to and including the Closing Date.

Section 2.17 Valid Obligation. This Agreement and all agreements and other documents executed by ASKARII and the Principal in connection herewith constitute the valid and binding obligation of ASKARII and the Principal, enforceable in accordance with its or their terms, except as may be limited by bankruptcy, insolvency, moratorium or other similar laws affecting the enforcement of creditors’ rights generally and subject to the qualification that the availability of equitable remedies is subject to the discretion of the court before which any proceeding therefor may be brought.

Section 2.18 Acquisition of the Shares by the Principal. The Principal is acquiring the Shares (as defined in Section 3.01) for its own account and intends to redistribute the Shares to its Members at cost and at will without the participation of any other person and with the intent of holding the Shares for investment and not with a view to, or for resale in connection with, any distribution of the Shares, or any portion thereof. The Principal has read, understood and consulted with its legal counsel regarding the limitations and requirements of Section 5 of the Securities Act of 1933, as amended (the “1933 Act”). The Principal will offer, sell, pledge, convey or otherwise transfer the Shares, or any portion thereof, only if: (i) pursuant to an effective registration statement under the 1933 Act and any and all applicable state securities or Blue Sky laws or in a transaction which is otherwise in compliance with the 1933 Act and such laws; or (ii) pursuant to a valid exemption from registration.

Section 2.19 Exemption from Registration. The Exchange and the transactions contemplated thereby, meet an exemption from registration pursuant to Section 4(a)(2) of the 1933 Act, Rule 506 of Regulation D promulgated under the 1933 Act and/or Regulation S of the 1933 Act.

Section 2.20 Representations, Acknowledgements and Warranties of the Principal. The Principal represents, acknowledges and warrants the following to the

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Company, except as set forth on the ASKARII Schedules (as hereinafter defined, which shall contain any exceptions or qualifications to the representations and warranties are set forth below), and agrees that such representations, acknowledgements and warranties shall be automatically reconfirmed on the Closing Date:

(a) The Principal recognizes that the Shares have not been registered under the 1933 Act, nor under the securities laws of any state and, therefore, cannot be resold unless the resale of the Shares is registered under the 1933 Act or unless an exemption from registration is available.  The Principal may not sell the Shares without registering them under the 1933 Act and any applicable state securities laws unless exemptions from such registration requirements are available with respect to any such sale;

(b) The Principal is acquiring the Shares for its own account and distribution to its Members for investment and not with a view toward resale and it does not presently have any reason to anticipate any change in its circumstances, financial or otherwise, or particular occasion or event which would necessitate or require the sale of the Shares. No one other than the Principal and its Members will have any beneficial interest in said securities. The Principal agrees to set forth the terms of its ownership, record address, social security number and Tax ID number if applicable in the Type of Ownership Form attached hereto as Exhibit A;

(c) The Principal acknowledges that it

a. is a “sophisticated investor”, and is either

b. an “accredited investor” as such term is defined in Rule 501 of Regulation D of the Securities Act of 1933, as amended and has certified such “accredited investor” status in the Qualification Questionnaire attached hereto as Exhibit B (the “Representation of Status”); or

c. is a non-”accredited investor” and is aware of, has received and had an opportunity to review (A) the (i) Company’s Annual Report on Form 10-K for the year ended December 31, 2014; (ii) the Company’s quarterly reports on Form 10-Q for the quarters ended, March 31, 2014, June 30, 2014, September 30, 2014, and March 31, 2015; and (iii) the Company’s current reports on Form 8-K as filed on www.sec.gov, in each case (i) through (iii), including the audited and unaudited financial statements, description of business, risk factors, results of operations, certain transactions and related business disclosures described therein (collectively the “Disclosure Documents”) and an independent investigation made by it of the Company; (B) has, prior to the date of this Agreement, been given an opportunity to review material contracts and documents of the Company and has had an opportunity to ask questions of

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and receive answers from the Company’s officers and directors and has no pending questions as of the date of this Agreement; and (C) is not relying on any oral representation of the Company or any other person, nor any written representation or assurance from the Company; in connection with the Principal’s acceptance of the Shares and investment decision in connection therewith. The Principal acknowledges that due to its receipt of and review of the information described above, it has received similar information as would be included in a Registration Statement filed under the 1933 Act and has certified the above in a Representation of Status;

(d) The Principal has such Knowledge and experience in financial and business matters such that the Principal is capable of evaluating the merits and risks of an investment in the Shares and of making an informed investment decision, and does not require a representative in evaluating the merits and risks of an investment in the Shares;

(e) The Principal recognizes that an investment in the Company is a speculative venture and that the total amount of consideration tendered in connection with the Exchange Offer is placed at the risk of the business and may be completely lost. The ownership of the Shares as an investment involves special risks. The Principal has had a reasonable opportunity to ask questions of and receive answers regarding the Company and to request additional relevant information from a person or persons acting on behalf of the Company regarding such information; and has no pending questions as of the date of this Agreement;

(f) The Principal realizes that the Shares cannot readily be sold as they will be restricted securities and therefore the Shares must not be accepted in the Exchange Offer unless such Principal has liquid assets sufficient to assure that such purchase will cause no undue financial difficulties and such Principal can provide for current needs and possible personal contingencies;

(g) The Principal confirms and represents that it is able (i) to bear the economic risk of its investment, (ii) to hold the Shares for an indefinite period of time, and (iii) to afford a complete loss of its investment. The Principal also represents that it has (i) adequate means of providing for its current needs and possible personal contingencies, and (ii) has no need for liquidity in this particular investment;

(h) The Principal has carefully considered and has, to the extent it believes such discussion necessary, discussed with its professional, legal, tax and financial advisors, the suitability of an investment in the Shares for its particular tax and financial situation and its advisers, if such advisors were deemed necessary, have determined that the Shares are a suitable investment for it;

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(i) The Principal has not become aware of and has not been offered the Shares by any form of general solicitation or advertising, including, but not limited to, advertisements, articles, notices or other communications published in any newspaper, magazine, or other similar media or television or radio broadcast or any seminar or meeting where, to the Principals’ Knowledge, those individuals that have attended have been invited by any such or similar means of general solicitation or advertising;

(j) The Principal confirms and acknowledges that the Company is under no obligation to register or seek an exemption under any federal and/or state securities acts for any sale or transfer of the Shares by the Principal, and the Principal is solely responsible for determining the status, in its hands, of the Shares acquired in connection herewith and the availability, if required, of exemptions from registration for purposes of sale or transfer of the Shares;

(k) The Principal confirms that to its Knowledge no federal or state agency has made any finding or determination as to the fairness of the Shares for investment or any recommendation or endorsement of the Shares; and

(l) The Principal agrees and confirms that such Principal may have Section 16 and Schedule 13D/G filing obligations with the Securities and Exchange Commission (“SEC”) immediately upon the consummation of the transactions contemplated herein and such Principal agrees to take whatever action necessary to timely make and file such required filings with the SEC.

Section 2.21 Intellectual Property. ASKARII owns all right, title and interest in its Intellectual Property assets and such ownership is free and clear of all Liens and Encumbrances, obligatory payments to others and the obligation to grant rights to others. ASKARII owns all right, title and interest in, or possesses adequate licenses or other valid rights to use (without the making of any payment to others or the obligation to grant rights to others in exchange), free and clear of all Liens and Encumbrances, all other Intellectual Property owned by ASKARII or used in connection with the operation of its business as currently conducted.

Section 2.22 Compliance with United States Foreign Corrupt Practices Act.

(a)           ASKARII is in compliance with and has not made any payments that would be in violation of the United States Foreign Corrupt Practices Act (15 U.S.C. §§ 78dd-1, et seq.) (“FCPA”).

(b)           In connection with its compliance with the FCPA, there are no adverse or negative past performance evaluations or ratings by the U.S. Government, or any voluntary disclosures under the FCPA, any enforcement actions and, to the Knowledge of any Principal, there are no threats of enforcement

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actions, or any facts that could result in any adverse or negative performance evaluation related to the FCPA for ASKARII.

(c)           Neither the U.S. Government nor any other Person has notified ASKARII of any actual or alleged violation or breach of the FCPA.

(d)          ASKARII has not undergone and is not undergoing any audit, review, inspection, investigation, survey or examination of records relating to ASKARII ’s compliance with the FCPA and, to the Knowledge of the Principal, there is no basis for any such audit, review, inspection, investigation, survey or examination of records.

(e)          ASKARII has not been and to the best of its Knowledge is not now under any administrative, civil or criminal investigation or indictment involving alleged false statements, false claims or other improprieties relating to ASKARII ’s compliance with the FCPA and, to the Knowledge of the Principal, there is no basis for any such investigation or indictment.

(f)           ASKARII has not been and to the best of its Knowledge is not now a party to any administrative or civil litigation involving alleged false statements, false claims or other improprieties relating to ASKARII ’s compliance with the FCPA and, to the Knowledge of the Principal, there is no basis for any such proceeding.

Section 2.23 Insider Trading. The Principal certifies and confirms that it has not personally, nor through any third parties, purchased, nor caused to be purchased in the public marketplace any publicly-traded shares of the Company. The Principal further certifies and confirms that is not a party to any insider trading in the Company’s securities. The Principal further certifies and confirms that it has not “tipped” any related parties nor third parties regarding the transactions contemplated herein, and/or advised any parties to purchase, sell or otherwise trade shares of the Company’s securities in the marketplace.

Section 2.24 Title and Related Matters. ASKARII has good and marketable title to all of its properties, inventory, interest in properties, and assets, real and personal, free and clear of all Liens, pledges, charges, or Encumbrances except (a) statutory Liens or claims not yet delinquent; (b) such imperfections of title and easements as do not and will not materially detract from or interfere with the present or proposed use of the properties subject thereto or affected thereby or otherwise materially impair present business operations on such properties; and (c) as described in ASKARII Schedules. Except as set forth in ASKARII Schedules, ASKARII owns, free and clear of any Liens, claims, Encumbrances, royalty interests, or other restrictions or limitations of any nature whatsoever, any and all products it is currently manufacturing, including the underlying technology and data, and all procedures, techniques, marketing plans, business plans, methods of management, or other information utilized in connection with ASKARII ’s business. Except as set forth in ASKARII Schedules, no third party has any right to, and

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ASKARII has not received any notice of infringement of or conflict with asserted rights of others with respect to any product, technology, data, trade secrets, know-how, proprietary techniques, trademarks, service marks, trade names, or copyrights which, individually or in the aggregate, if the subject of an unfavorable decision, ruling or finding, would have a materially adverse effect on the business, operations, financial condition, income, or business prospects of ASKARII or any material portion of its properties, assets, or rights.

Section 2.25 Compliance With Laws.

(a)          To the best of its Knowledge, ASKARII is not in violation of any Law, governmental orders, rules or regulations, to which it or any of its assets or properties are subject, which may have a material adverse effect on its business or operations. Except as set forth in Schedule 1.25(a), ASKARII has not received notice of any violation of any Law, or any potential liability under any Law, relating to the operation of ASKARII or its business or operations, ASKARII is not aware of any such violation or potential liability.

(b)         Schedule 1.25(b) sets forth a list of each government or regulatory permits issued and held by or on behalf of ASKARII or, required to be so issued and held in connection with its business or operations as currently conducted by ASKARII. Except as disclosed in Schedule 2.25(b), ASKARII is the authorized legal holder of the permits, and each permit is valid and in full force and effect. ASKARII is not, to the best of its Knowledge, in default under, and no condition exists that with notice or lapse of time or both could constitute a default or could give rise to a right of termination, cancellation or acceleration under, any permit held by ASKARII.

Section 2.26 Insurance Coverage. Schedule 2.26 contains a list of all of the insurance policies and fidelity bonds covering the assets, businesses, operations, employees, officers and agents of ASKARII. There is no material claim by ASKARII pending under any of such policies or bonds as to which coverage has been questioned, denied or disputed by the underwriters of such policies or bonds. All premiums due and payable under all of such policies and bonds have been paid, and ASKARII has complied in all material respects with the terms and conditions of all of such policies and bonds. Such policies of insurance and bonds are in full force and effect. ASKARII has no Knowledge of any threatened termination of, or premium increase with respect to, any of such policies or bonds.

Section 2.27  Correspondence. ASKARII has no knowledge of any outstanding correspondence received from any Governmental Body or self-regulatory agency in each case within the last five (5) years.

Section 2.28 Information. To the best of its Knowledge, the information concerning ASKARII set forth in this Agreement and the ASKARII Schedules is complete

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and accurate in all material respects and does not contain any untrue statements of a material fact or omit to state a material fact required to make the statements made, in light of the circumstances under which they were made, not misleading.

ARTICLE III
REPRESENTATIONS, COVENANTS, AND
WARRANTIES OF THE COMPANY

As an inducement to, and to obtain the reliance of the Principal, except as set forth in the Company Schedules (as hereinafter defined), the Company represents and warrants as follows:

Section 3.01 Organization. The Company is a publicly held corporation duly organized, validly existing, and in good standing under the laws of Colorado and has the corporate power and is duly authorized, qualified, franchised, and licensed under all applicable laws, regulations, ordinances, and orders of public authorities to own all of its properties and assets, to carry on its business in all material respects as it is now being conducted and as contemplated after the Exchange, and except where failure to be so qualified would not have a material adverse effect on its business, there is no jurisdiction in which it is not qualified in which the character and location of the assets owned by it or the nature of the business transacted by it requires qualification. Included in the Company Schedules are complete and correct copies of the Articles of Incorporation and Bylaws (or similar organizational documents) of the Company as in effect on the date hereof (the “Company’s Organizational Documents”). The execution and delivery of this Agreement does not, and the consummation of the transactions contemplated hereby will not, violate any provision of the Company’s Organizational Documents. The Company has taken all action required by Law, the Company’s Organizational Documents, or otherwise to authorize the execution and delivery of this Agreement, and the Company has full power, authority, and legal right and has taken all action required by Law, the Company’s Organizational Documents, and otherwise to consummate the transactions herein contemplated.

Section 3.02 Capitalization. The Company is authorized to issue 50,000,000 shares of common stock and 1,000,000 shares of preferred stock, and has 43,139,958 shares of common stock and no shares of preferred stock outstanding as of the date of this Agreement. All issued and outstanding shares are legally issued, fully paid, and non-assessable and not issued in violation of the preemptive or other rights of any person.

Section 3.03 No Conflict or Violation; Default. Neither the execution and delivery of this Agreement nor the consummation of the transactions contemplated hereby will violate, conflict with or result in a breach of or constitute a default under or result in

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the termination or the acceleration of, or the creation in any Person of (a) any right (whether or not with notice or lapse of time or both) to declare a default, accelerate, terminate, modify or cancel any indenture, contract, lease, sublease, loan agreement, note or other obligation or liability (each, a “Company Contract”) to which the Company is a party or by which it is bound, (b) any provision of the Company’s Organizational Documents, (c) any judgment, order, decree, rule or regulation of any Governmental Body to which the Company or Company’s business is subject or (d) any applicable Laws or regulations. There is no (with or without the lapse of time or the giving of notice or both) violation or default or, to the Knowledge of the Company, threatened violation or default of or under any Company Contract.

Section 3.04 Convertible Securities, Options or Warrants. There are no existing convertible securities, options, warrants, calls, or commitments of any character relating to the authorized and unissued stock of the Company, except as otherwise set forth in the Company Schedules or the Company’s filings with the Securities and Exchange Commission (“SEC”) on EDGAR, which can be found at www.sec.gov (the “SEC Filings”).

Section 3.05 Title and Related Matters. The Company has good and marketable title to all of its properties, inventory, interest in properties, and assets, real and personal, each as set forth in the SEC Filings, free and clear of all Liens, pledges, charges, or Encumbrances except (a) statutory Liens or claims not yet delinquent; (b) such imperfections of title and easements as do not and will not materially detract from or interfere with the present or proposed use of the properties subject thereto or affected thereby or otherwise materially impair present business operations on such properties; and (c) as described in the Company Schedules. Except as set forth in the Company Schedules and the SEC Filings, the Company owns, free and clear of any Liens, claims, Encumbrances, royalty interests, or other restrictions or limitations of any nature whatsoever, any and all products it is currently manufacturing, including the underlying technology and data, and all procedures, techniques, marketing plans, business plans, methods of management, or other information utilized in connection with the Company’s business. Except as set forth in the Company Schedules and the SEC Filings, no third party has any right to, and the Company has not received any notice of infringement of or conflict with asserted rights of others with respect to any product, technology, data, trade secrets, know-how, proprietary techniques, trademarks, service marks, trade names, or copyrights which, individually or in the aggregate, if the subject of an unfavorable decision, ruling or finding, would have a materially adverse effect on the business, operations, financial condition, income, or business prospects of the Company or any material portion of its properties, assets, or rights.

Section 3.06 Litigation and Proceedings. Except as set forth in the SEC filings, there are no actions, suits, proceedings or investigations pending or, to the Knowledge of the Company after reasonable investigation, threatened by or against the Company or affecting the Company or its properties, at law or in equity, before any court or other governmental agency or instrumentality, domestic or foreign, or before any arbitrator of

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any kind. Except as set forth in the SEC filings, the Company has no Knowledge of any default on its part with respect to any judgment, order, writ, injunction, decree, award, rule or regulation of any court, arbitrator, or governmental agency or instrumentality, or any circumstance which after reasonable investigation would result in the discovery of such default.

Section 3.07 Approval of Agreement. The Board of Directors of the Company shall have authorized the execution and delivery of this Agreement by the Company and approved this Agreement and the transactions contemplated hereby. The Company will provide a legal opinion approving the Agreement.

Section 3.08 Valid Obligation. This Agreement and all agreements and other documents executed by the Company in connection herewith constitute the valid and binding obligation of the Company, enforceable in accordance with its or their terms, except as may be limited by bankruptcy, insolvency, moratorium or other similar laws affecting the enforcement of creditors’ rights generally and subject to the qualification that the availability of equitable remedies is subject to the discretion of the court before which any proceeding therefor may be brought.

Section 3.09 Absence of Certain Changes or Events. Except as set forth in this Agreement, the SEC Filings or the Company Schedules, since December 31, 2014 and through Closing:

(a)           There has not been (i) any material adverse change in the proposed business, operations, properties, assets, or condition of the Company or (ii) any damage, destruction, or loss to the Company (whether or not covered by insurance) materially and adversely affecting the business or financial condition of the Company;

(b)            the Company has not (i) amended its organizational documents; (ii) declared or made, or agreed to declare or make, any payment of dividends or distributions of any assets of any kind whatsoever to members or shareholders or purchased or redeemed, or agreed to purchase or redeem, any of its securities; (iii) waived any rights of value which in the aggregate are outside of the ordinary course of business or material considering the business of the Company; (iv) made any material change in its method of management, operation or accounting; (v) entered into any other material transaction other than sales in the ordinary course of its business; (vi) made any accrual or arrangement for payment of bonuses or special compensation of any kind or any severance or termination pay to any present or former officer or employee; (vii) increased the rate of compensation payable or to become payable by it to any of its officers or directors or any of its salaried employees whose monthly compensation exceeds Ten Thousand Dollars ($10,000); or (viii) made any increase in any profit sharing, bonus, deferred compensation, insurance, pension, retirement, or other employee benefit plan, payment, or arrangement made to, for, or with its officers, directors, or employees;

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(c)            the Company has not (i) borrowed or agreed to borrow any funds or incurred, or become subject to, any material obligation or liability (absolute or contingent) in excess of the aggregate of $100,000 except as disclosed herein or in filings with the Securities and Exchange Commission except liabilities incurred in the ordinary course of business; (ii) paid or agreed to pay any material obligations or liability (absolute or contingent) other than current liabilities, and current liabilities incurred in the ordinary course of business and professional and other fees and expenses in connection with the preparation of this Agreement and the consummation of the transactions contemplated hereby; (iii) sold or transferred, or agreed to sell or transfer, any of its assets, properties, or rights (except assets, properties, or rights not used or useful in its business which, in the aggregate have a value of less than Fifty Thousand Dollars ($50,000), or canceled, or agreed to cancel, any debts or claims (except debts or claims which in the aggregate are of a value of less than Fifty Thousand Dollars ($50,000); or (iv) made or permitted any amendment or termination of any contract, agreement, or license to which they are a party if such amendment or termination is material, considering the business of the Company, otherwise than in the ordinary course of business;

(d)            The Company has not become subject to any law or regulation which materially and adversely affects, or in the future may adversely affect, the business, operations, properties, assets, or condition of the Company; and

(e)           The Company shall and shall have conducted its business only in the ordinary course. The Company, its officers, directors and employees shall seek to preserve for ASKARII the business relationships between the Company and its employees, suppliers, creditors, customers, and others transacting business with the Company. The Company shall not have engaged in any transaction outside the ordinary course of its business, including the purchase or sale of any significant amount of capital equipment since December 31, 2015 through Closing. No bonuses or salary increases shall be or have been paid, granted or promised to any employee or shareholder of the Company since December 31, 2015 other than (i) bonuses or salary increases paid, granted or promised to employees in the ordinary course of business under any program or policy previously disclosed in the SEC Filings and (ii) any retention, success and/or transaction bonuses required to be paid under existing agreements, if any, with any officer, director, or employee and/or as a result of the transaction contemplated by this Agreement as previously disclosed in the SEC Filings.

Section 3.10 SEC Filings. The SEC Filings conformed in all material respects to the requirements of the 1933 Act or the Securities Exchange Act of 1934, as amended, as applicable and none of such documents contained an untrue statement of a material fact or omitted to state a material fact necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading.

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Section 3.11  Material Events. Except as set forth in the SEC Filings, neither the Company nor any of its subsidiaries has incurred any material liabilities or obligations, direct or contingent, or entered into any material transactions, or declared or paid any dividends or made any distribution of any kind with respect to its capital stock; and there has not been any change in the capital stock, or any material change in the short-term or long-term debt, or any issuance of options, warrants, convertible securities or other rights to purchase the capital stock, of the Company or any of its subsidiaries, or any material adverse change in the financial condition, business, prospects, property, operations or results of operations of the Company and its subsidiaries, taken as a whole.

Section 3.12  Liabilities and Other Information.

(a)           The Company has no liabilities with respect to the payment of any federal, provincial, state, county, local or other taxes (including any deficiencies, interest or penalties), except for taxes accrued but not yet due and payable or as provided in the Company Schedules.

(b)           The Company has filed all federal, provincial, state or local income and/or franchise tax returns required to be filed by it from inception to the date hereof. Each of such income tax returns reflects the taxes due for the period covered thereby, except for amounts which, in the aggregate, are immaterial.

(c)           The books and records of the Company are in all material respects complete and correct and have been maintained in accordance with good business and accounting practices.

(d)           The Company has no material Liabilities, direct or indirect, matured or unmatured, contingent or otherwise in excess of Ten Thousand Dollars ($10,000) except as disclosed in writing to ASKARII on Schedule 2.12, or set forth in the SEC Filings.

Section 3.13 Compliance With Laws and Regulations. Except as set forth in the Company Schedules, to the best Knowledge of the Company, the Company has complied with all applicable statutes and regulations of any federal, provincial, state, or other governmental entity or agency thereof, except to the extent that noncompliance would not materially and adversely affect the business, operations, properties, assets, or condition of the Company or except to the extent that noncompliance would not result in the occurrence of any material liability for the Company.

Section 3.14 The Company Schedules. The Company will deliver to ASKARII the following schedules, if such schedules are applicable to the business of the Company, which are collectively referred to as the “Company Schedules” and which consist of separate schedules dated as of the date of execution of this Agreement, all certified by the

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principal executive officer of the Company as complete, true, and correct as of the date of this Agreement in all material respects, which schedules shall be delivered within 10 days following the execution of this Agreement:

(a)           a schedule containing complete and correct copies of the Company’s Organizational Documents;

(b)           a schedule setting forth any other information, together with any required copies of documents, required to be disclosed by the Company. Any fact known to be, or to the best Knowledge of the Company or after reasonable investigation, reasonably believed to be, contrary to any of the representations, covenants, and warranties made in Article III are required to be disclosed in the Company Schedules pursuant to this Section 3.14; and

(c)           a schedule of any and all limitations or qualifications or exceptions to the representations, covenants and warranties of the Company contained in Article III of this Agreement, if any.

The Company shall cause the Company Schedules and the instruments and data delivered to the Company hereunder to be promptly updated after the date hereof up to and including the Closing Date.

Section 3.15. Compliance with Laws.

(a)           the Company is not in violation of any Law, governmental orders, rules or regulations, whether federal, state or local Laws, to which it or any of its assets or properties are subject, which may have a material adverse effect on its business or operations. Except as set forth in Schedule 2.15(a), the Company has not received notice of any violation of any Law, or any potential liability under any Law, relating to the operation of the Company or its business or operations, and the Company is not aware of any such violation or potential liability.

(b)           Schedule 3.15(b) sets forth a list of each government or regulatory license, authorization, permit, franchise, consent and approval (the “Permits”) issued and held by or on behalf of the Company or, required to be so issued and held in connection with its business or operations as currently conducted by the Company. Except as disclosed in Schedule 3.15(b), the Company is the authorized legal holder of the Permits, and each Permit is valid and in full force and effect. The Company is not in default under, and no condition exists that with notice or lapse of time or both could constitute a default or could give rise to a right of termination, cancellation or acceleration under, any Permit held by the Company.

Section 3.16 Intellectual Property. The Company owns all right, title and interest in its Intellectual Property assets and such ownership is free and clear of all Liens and

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Encumbrances, obligatory payments to others and the obligation to grant rights to others. The Company owns all right, title and interest in, or possesses adequate licenses or other valid rights to use (without the making of any payment to others or the obligation to grant rights to others in exchange), free and clear of all Liens and Encumbrances, all other Intellectual Property owned by the Company or used in connection with the operation of its business as currently conducted.

Section 3.17 Insurance Coverage. Schedule 3.17 contains a list of all of the insurance policies and fidelity bonds covering the assets, businesses, operations, employees, officers and agents of the Company. There is no material claim by the Company pending under any of such policies or bonds as to which coverage has been questioned, denied or disputed by the underwriters of such policies or bonds. All premiums due and payable under all of such policies and bonds have been paid, and the Company has complied in all material respects with the terms and conditions of all of such policies and bonds. Such policies of insurance and bonds are in full force and effect. The Company has no Knowledge of any threatened termination of, or premium increase with respect to, any of such policies or bonds.

Section 3.18 Contracts. Except as set forth in the SEC Filings or if applicable, in the schedules referenced below:

(a)           Except as disclosed on Schedule 3.18(a), there are no material contracts, agreements, franchises, license agreements, debt instruments or other commitments to which the Company is a party or by which any of its assets, products, technology, or properties are bound other than those incurred in the ordinary course of business (as used in this Agreement, a “material” contract, agreement, franchise, license agreement, debt instrument or commitment is one which (i) will remain in effect for more than six (6) months after the date of this Agreement and (ii) involves aggregate obligations of at least Twenty-Five Thousand Dollars ($25,000) unless otherwise disclosed pursuant to this Agreement);

(b)           All contracts, agreements, franchises, license agreements, and other commitments, if any, to which the Company is a party and which are material to the operations or proposed operations of the Company taken as a whole are valid and enforceable by the Company in all material respects, except as limited by bankruptcy and insolvency laws and by other laws affecting the rights of creditors generally;

(c)           the Company is not a party to or bound by, and the properties of the Company are not subject to, any contract, agreement, other commitment or instrument; any charter or other corporate restriction; or any judgment, order, writ, injunction, decree, or award which materially and adversely affects, the business operations, properties, assets, or condition of the Company; and

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(d)           Except as included or described in the Company Schedules, the Company is not a party to any oral or written (i) contract for the employment of any officer or employee which is not terminable on thirty (30) days, or less notice; (ii) profit sharing, bonus, deferred compensation, stock option, severance pay, pension benefit or retirement plan; (iii) agreement, contract, or indenture relating to the borrowing of money; (iv) guaranty of any obligation, other than one on which the Company is a primary obligor, for the borrowing of money or otherwise, excluding endorsements made for collection and other guaranties of obligations which, in the aggregate do not exceed more than one (1) year or providing for payments in excess of Ten Thousand Dollars ($10,000) in the aggregate; (v) collective bargaining agreement; or (vi) agreement with any present or former officer or director of the Company.

Section 3.19 Material Contract Defaults. The Company is not in default in any material respect under the terms of any outstanding material contract, agreement, lease, or other commitment which is material to the business, operations, properties, assets or condition of the Company, and there is no event of default in any material respect under any such contract, agreement, lease, or other commitment in respect of which the Company has not taken adequate steps to prevent such a default from occurring.

Section 3.20 No Conflict With Other Instruments. The execution of this Agreement and the consummation of the transactions contemplated by this Agreement will not result in the breach of any term or provision of, constitute an event of default under, or terminate, accelerate or modify the terms of any material indenture, mortgage, deed of trust, or other material contract, agreement, or instrument to which the Company is a party or to which any of its properties or operations are subject as of the date of this Agreement and/or as of the Closing Date.

Section 3.21 Governmental Authorizations. Except as set forth in the Company Schedules, the Company has all licenses, franchises, permits, and other governmental authorizations that are legally required to enable it to conduct its business in all material respects as conducted on the date hereof. Except for compliance with federal, provincial and state securities and corporation laws, as hereinafter provided, no authorization, approval, consent, or order of, or registration, declaration, or filing with, any court or other governmental body is required in connection with the execution and delivery by the Company of this Agreement and the consummation by the Company of the transactions contemplated hereby.

Section 3.22 Compliance With Laws and Regulations. Except as set forth in the Company Schedules, to the best Knowledge of the Company, the Company has complied with all applicable statutes and regulations of any federal, provincial, state, or other governmental entity or agency thereof, except to the extent that noncompliance would not materially and adversely affect the business, operations, properties, assets, or condition of

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the Company or except to the extent that noncompliance would not result in the occurrence of any material liability for the Company.

Section 3.23 Compliance with United States Foreign Corrupt Practices Act.

(a)           the Company is in compliance with and has not made any payments that would be in violation of the FCPA.

(b)           In connection with its compliance with the FCPA, there are no adverse or negative past performance evaluations or ratings by the U.S. Government, or any voluntary disclosures under the FCPA, any enforcement actions and, to the Knowledge of the Company, there are no threats of enforcement actions, or any facts that could result in any adverse or negative performance evaluation related to the FCPA for the Company.

(c)           Neither the U.S. Government nor any other Person has notified the Company of any actual or alleged violation or breach of the FCPA.

(d)           the Company has not undergone and is not undergoing any audit, review, inspection, investigation, survey or examination of records relating to the Company’s compliance with the FCPA and, to the Knowledge of the Company, there is no basis for any such audit, review, inspection, investigation, survey or examination of records.

(e)           the Company has not been and is not now under any administrative, civil or criminal investigation or indictment involving alleged false statements, false claims or other improprieties relating to the Company’s compliance with the FCPA and, to the Knowledge of the Company, there is no basis for any such investigation or indictment.

(f)           the Company has not been and is not now a party to any administrative or civil litigation involving alleged false statements, false claims or other improprieties relating to the Company’s compliance with the FCPA and, to the Knowledge of the Company, there is no basis for any such proceeding.

Section 3.24 Insider Trading. The Company certifies and confirms that is not a party to any insider trading in the Company’s securities. The Company further certifies and confirms that it has not “tipped” any related parties nor third parties regarding the transactions contemplated herein, and/or advised any parties to purchase, sell or otherwise trade shares of the Company’s securities in the marketplace.

Section 3.25 Correspondence. The Company has no Knowledge of any (a) outstanding SEC comments; (b) outstanding Financial Industry Regulatory Authority (“FINRA”) comments; (c) notice of delisting from any market or exchange; (d) correspondence received from the SEC or FINRA; or (e) correspondence received from

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any Governmental Body regarding trading, cease trade orders, or plans to terminate or stop trading in the Company’s securities.

Section 3.26 Company and Related Matters. No third party has any right to, and the Company has not received any notice of infringement of or conflict with asserted rights of others with respect to, any product, technology, data, trade secrets, know-how, proprietary techniques, trademarks, service marks, trade names, or copyrights which, individually or in the aggregate, if the subject of an unfavorable decision, ruling or finding, would have a materially adverse effect on the proposed business, operations, financial condition, income, or business prospects of the Company or any material portion of its properties, assets, or rights.

Section 3.27 Information. The information concerning the Company set forth in this Agreement and the Company Schedules is complete and accurate in all material respects and does not contain any untrue statements of a material fact or omit to state a material fact required to make the statements made, in light of the circumstances under which they were made, not misleading.

ARTICLE IV
PLAN OF EXCHANGE

Section 4.01 The Exchange.

(a)           On the terms and subject to the conditions set forth in this Agreement, on the Closing Date (as defined below), ASKARII and the Principal shall accept the Exchange Offer described herein and shall assign, transfer and deliver, free and clear of all liens, pledges, encumbrances, charges, restrictions or known claims of any kind, nature, or description, 100% of the issued and outstanding securities of ASKARII (the “ASKARII Securities”) to the Company.

(b)           The Company shall accept the Exchange Offer, and shall; on the terms and conditions set forth in this Agreement issue the Principal an aggregate of 1,000,000 shares of the Company’s Common Stock to be issued upon execution of this Agreement (the “Shares”) in consideration for the ASKARII Securities. The Company plans to reincorporate to Texas and increase its authorized shares following a proxy vote of the stockholders.

Section 4.02 Closing. The closing (“Closing”) of the transaction contemplated by this Agreement shall occur automatically, and without any further required action from either Party upon the date of the execution of this Agreement by all Parties (the “Closing Date”).

(a)           The following “Closing Conditions” shall have occurred, or have been waived by ASKARII and the Company in writing, prior to the Closing Date:

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(i)           The Exchange shall have been approved by the Principal and the Manager(s) of ASKARII. The Board of Directors of the Company shall have approved the transactions contemplated by this Agreement;

(ii)           The Principal shall surrender the certificate(s) evidencing the ASKARII Securities, duly endorsed with Medallion Guaranteed stock powers or notarized signatures of the holders thereof so as to make the Company the sole owner thereof;

(iii)           ASKARII shall supply the Company with Minutes of the Managers of ASKARII approving and consenting to this Agreement and the transactions contemplated herein;

(iv)           The Company shall supply ASKARII with Minutes of the directors of the Company approving and consenting to this Agreement and the transactions contemplated herein;

(v)           The Company shall have received a duly executed Representation of Status from the Principal;

(vi)           The Parties shall have delivered all officers’ certificates, Schedules, exhibits and other documentation and information required pursuant to the terms and conditions of this Agreement;

(vii)           The Company shall have complied with all of the requirements of Article VI, below and ASKARII and the Principal shall have complied with all of the requirements of Article VII, below.

(b)           Promptly following Closing, the following will occur:

(i)           The Company and ASKARII shall execute, acknowledge, and deliver (or shall ensure to be executed, acknowledged, and delivered) any and all certificates, opinions, financial statements, schedules, agreements, resolutions, rulings or other instruments required by this Agreement to be so delivered at or prior to the Closing, together with such other items as may be reasonably requested by the Parties hereto and their respective legal counsel in order to effectuate or evidence the transactions contemplated hereby; and

(ii)           The Company shall issue the Shares to the Principal, to the extent such issuance would not exceed the Company’s authorized but unissued shares of common stock and the Company shall take prompt action to hold an annual stockholders meeting to seek stockholder approval

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for among other things, an increase in the number of authorized shares of the Company to allow for the complete issuance of the Shares.

Section 4.03 Tradability of Shares. The Shares to be issued to the Principal have not been registered under the 1933 Act, nor registered under any state securities law, and are “restricted securities” as that term is defined in Rule 144 under the 1933 Act. The securities may not be offered for sale, sold or otherwise transferred except pursuant to an effective registration statement under the 1933 Act, or pursuant to an exemption from registration under the 1933 Act. The Shares will bear the following restrictive legend:

“THE SHARES REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR APPLICABLE STATE SECURITIES LAWS, AND MAY NOT BE SOLD, TRANSFERRED, PLEDGED, OR HYPOTHECATED WITHOUT EITHER: i) REGISTRATION UNDER THE SECURITIES ACT OF 1933, AS AMENDED, AND APPLICABLE STATE SECURITIES LAWS, OR ii) SUBMISSION TO THE CORPORATION OF AN OPINION OF COUNSEL, SATISFACTORY TO THE CORPORATION THAT SAID SHARES AND THE TRANSFER THEREOF ARE EXEMPT FROM THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT OF 1933 AND APPLICABLE STATE SECURITIES LAWS.”

Principal has sought an opinion as to the tax-free nature of the subject Exchange, but such tax treatment is not a condition to Closing herein.

The terms and conditions of Articles VIII and IX shall survive the termination of this Agreement for any reason.

ARTICLE V
SPECIAL COVENANTS

Section 5.01 Access to Properties and Records. The Company and ASKARII will each afford to the officers and authorized representatives of the other Parties reasonable access to the properties, books and records of the Company or ASKARII , as the case may be, in order that each may have a full opportunity to make such reasonable investigation as it shall desire to make of the affairs of the other, and each will furnish the other with such additional financial and operating data and other information as to the business and properties of the Company or ASKARII , as the case may be, as the other shall from time to time reasonably request. Any such investigation and examination shall be conducted at reasonable times and under reasonable circumstances, and each Party hereto shall cooperate fully therein. No investigation by a Party hereto shall, however, diminish or waive in any way any of the representations, warranties, covenants or agreements of the other Party under this Agreement. In order that each Party may investigate as it may wish the business affairs of the other, each Party shall furnish the

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other during such period with all of such information and copies of such documents concerning the affairs of it as the other Party may reasonably request, and cause its officers, employees, consultants, agents, accountants, and attorneys to cooperate fully in connection with such review and examination, and to make full disclosure to the other Parties all material facts affecting its financial condition, business operations, and the conduct of operations.

Section 5.02 Delivery of Books and Records and Bank Accounts. At the Closing, ASKARII shall deliver to the Company copies of the corporate minute books, books of account, contracts, records, and all other books or documents including the bank accounts of ASKARII now in the possession of ASKARII or its representatives.

Section 5.03 Third Party Consents and Certificates. The Company and ASKARII agree to cooperate with each other in order to obtain any required third party consents to this Agreement and the transactions herein contemplated.

Section 5.04 Actions Prior to Closing.

(a)           Prior to the Closing Date and except as set forth in the Company Schedules or the ASKARII Schedules, or as permitted or contemplated by this Agreement, the Company and ASKARII, respectively (subject to paragraph (b) below), have each:

(i)           carried on its business in substantially the same manner as it has heretofore;

(ii)           maintained and kept its properties in states of good repair and condition as at present, except for depreciation due to ordinary wear and tear and damage due to casualty;

(iii)           maintained in full force and effect insurance comparable in amount and in scope of coverage to that now maintained by it;

(iv)           used good faith efforts to perform in all material respects all of its obligations under material contracts, leases, and instruments relating to or affecting its assets, properties, and business;

(v)           used its good faith efforts to maintain and preserve its business organization intact, to retain its key employees, and to maintain its relationship with its material suppliers and customers; and

(vi)           fully complied with and performed in all material respects all obligations and duties imposed on it by all federal, provincial and state laws and all rules, regulations, and orders imposed by federal, provincial or state governmental authorities.

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(b)           From and after the Closing Date, neither the Company nor ASKARII has:

(i)           made any changes in their organizational documents, except as otherwise provided in or contemplated by this Agreement;

(ii)           entered into or amended any contract, agreement, or other instrument of any of the types described in such Party’s schedules, except that a Party may enter into or amend any contract, agreement, or other instrument in the ordinary course of business involving the sale of goods or services;

(iii)           issued or redeemed any securities other than as disclosed to; or

(iv)           sold any assets or discontinued any operations or conducted any similar transactions other than in the ordinary course of business.

ARTICLE VI
CONDITIONS PRECEDENT TO
OBLIGATIONS OF THE COMPANY

The obligations of the Company under this Agreement are subject to the satisfaction, at or before the Closing Date, of the following conditions:

Section 6.01 Ownership of ASKARII. Prior to the Closing Date, the Principal shall have demonstrated to the Company, with evidence reasonably satisfactory to the Company, that the Principal is the owner of the ASKARII Securities.

Section 6.02 Accuracy of Representations and Performance of Covenants. The representations and warranties made by ASKARII and the Principal in this Agreement were true when made and shall be true at the Closing Date (except for changes therein permitted by this Agreement) with the same force and effect as if such representations and warranties were made at and as of the Closing Date. ASKARII and the Principal shall have performed or complied with all covenants and conditions required by this Agreement to be performed or complied with by ASKARII or the Principal prior to or at the Closing. The Company shall be furnished with a certificate, signed by a duly authorized executive officer of ASKARII and dated the Closing Date, to the foregoing effect.

Section 6.03 Officer’s Certificate. The Company shall have been furnished with a certificate dated the Closing Date and signed by a duly authorized officer of ASKARII to the effect that no litigation, proceeding, investigation, or inquiry is pending, or to the best Knowledge of ASKARII threatened, which might result in an action to enjoin or

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prevent the consummation of the transactions contemplated by this Agreement, or, to the extent not disclosed in the ASKARII Schedules, by or against ASKARII , which might result in any material adverse change in any of the assets, properties, business, or operations of ASKARII .

Section 6.04 No Material Adverse Change. Prior to the Closing Date, there shall not have occurred any material change in the financial condition, business, or operations of ASKARII nor shall any event have occurred which, with the lapse of time or the giving of notice, is determined to be unacceptable by the Company in its reasonable discretion.

Section 6.05 Approval by ASKARII. The Exchange shall have been approved, and securities delivered in accordance with Section 3.01, by ASKARII and the Principal. The Managers of ASKARII shall have approved the transactions contemplated by this Agreement.

Section 6.06 No Governmental Prohibition. No applicable order, statute, rule, regulation, executive order, injunction, stay, decree, judgment or restraining order shall have been enacted, entered, promulgated or enforced by any court or governmental or regulatory authority or instrumentality which prohibits the consummation of the transactions contemplated hereby.

Section 6.07 Consents. All consents, approvals, waivers or amendments pursuant to all contracts, licenses, permits, trademarks and other intangibles in connection with the transactions contemplated herein, or for the continued operation of the Company and ASKARII after the Closing Date on the basis as presently operated shall have been obtained.

Section 6.08 Additional Covenants.  Those Closing Conditions set forth in Section 4.02(a) are incorporated into this Article V for all purposes, except as waived by the Company in writing.

ARTICLE VII
CONDITIONS PRECEDENT TO OBLIGATIONS OF
ASKARII AND THE PRINCIPAL

The obligations of ASKARII and the Principal under this Agreement are subject to the satisfaction, at or before the Closing Date, of the following conditions:

Section 7.01 Accuracy of Representations and Performance of Covenants. The representations and warranties made by the Company in this Agreement were true when made and shall be true as of the Closing Date (except for changes therein permitted by this Agreement) with the same force and effect as if such representations and warranties were made at and as of the Closing Date. Additionally, the Company shall have performed and complied with all covenants and conditions required by this Agreement to be performed or

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complied with by the Company and shall have satisfied all conditions set forth herein prior to or at the Closing. ASKARII shall have been furnished with certificates, signed by duly authorized executive officers of the Company and dated the Closing Date, to the foregoing effect.

Section 7.02 Officer’s Certificate. ASKARII shall have been furnished with a certificate dated the Closing Date and signed by the duly authorized executive officer of the Company, to the effect that no litigation, proceeding, investigation or inquiry is pending, or to the best Knowledge of the Company threatened, which might result in an action to enjoin or prevent the consummation of the transactions contemplated by this Agreement or, to the extent not disclosed in the Company Schedules, by or against the Company, which might result in any material adverse change in any of the assets, properties or operations of the Company.

Section 7.03 No Material Adverse Change. Prior to the Closing Date, there shall not have occurred any change in the financial condition, business or operations of the Company nor shall any event have occurred which, with the lapse of time or the giving of notice, is determined to be unacceptable by ASKARII or the Principal.

Section 7.04 No Governmental Prohibition. No order, statute, rule, regulation, executive order, injunction, stay, decree, judgment or restraining order shall have been enacted, entered, promulgated or enforced by any court or governmental or regulatory authority or instrumentality which prohibits the consummation of the transactions contemplated hereby.

Section 7.05 Consents. All consents, approvals, waivers or amendments pursuant to all contracts, licenses, permits, trademarks and other intangibles in connection with the transactions contemplated herein, or for the continued operation of the Company and ASKARII after the Closing Date on the basis as presently operated shall have been obtained.

Section 7.06 Approval by the Company.  The Company’s Board of Directors shall have approved the Exchange.

Section 7.07 Additional Covenants.  Those Closing Conditions set forth in Section 4.02(a), are incorporated into this Article VI for all purposes, except as waived in writing by ASKARII and the Principal.

ARTICLE VIII
REPRESENTATIONS AND WARRANTIES
OF THE PARTIES FOLLOWING THE CLOSING

Following the Closing, the Parties agree to use their best effort to and to take whatever actions necessary to affect the following filings and transactions:

Section 8.01 Current Report on Form 8-K and Amended Current Report on Form 8-K.  The Company agrees and acknowledges that it will file a Current Report on Form 8-K within four days of the execution of this Agreement.  The Company also agrees that it will file an amended Current Report on Form 8-K within 75 days of the execution of this Agreement with audited financial statements by a PCAOB approved auditor and related pro forma financial information reflecting the Exchange Offer.

Section 8.02 Additionally Covenants Regarding the Filing of a Current Report on Form 8-K and the Information Statement.  ASKARII and the Principal agree and acknowledge that they will use its good faith efforts to assist the Company in drafting, compiling exhibits for, disclosures regarding and the filing of (a) a report on Form 8-K within four (4) days of the date of the Parties entry into this Agreement (the “Form 8-K”); (b) the Information Statement with the Securities and Exchange Commission, including but not limited to being responsible for the payment and/or advancement of all legal, accounting, filing, printing, mailing and other expenses incurred by the Company in connection with the preparation and filing of such Form 8-K and the Information Statement; and (c) a report on amended Form 8-K within seventy-five (75) days of the date of the Parties entry into this Agreement (the “Amended Form 8-K”).

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Section 8.04 Conditions Subsequent to Closing.  The Parties agree that Section 8.01 through 8.03 above are required conditions to the Closing, that the requirement to undertake such actions above shall survive the Closing, and such conditions and actions are required to be affected following the Closing, subject to waiver of any such conditions in writing by all of the Parties hereto.

ARTICLE IX
INDEMNIFICATION

Section 9.01 Indemnification by the Principal. Subject to the provisions of this Article, the Principal agrees to jointly and severally indemnify, defend and hold the Company and its Affiliates, parents, stockholders, subsidiaries, officers, directors, employees, agents, successors and assigns (such indemnified persons are collectively hereinafter referred to as “the Company Indemnified Persons”), harmless from and against any and all loss, liability, damage or deficiency (including interest, penalties, judgments, costs of preparation and investigation, and attorneys’ fees) (collectively, “Losses”) that any of the Company Indemnified Persons may suffer, sustain, incur or become subject to arising out of or due to: (a) the non-fulfillment of any covenant, undertaking, agreement or other obligation of ASKARII or any other Party (other than the Company) under this Agreement or any Schedule hereto; (b) any action taken by ASKARII prior to the Closing Date, or the operations of ASKARII prior to Closing; (c) any misstatement, breach of or inaccuracy of any representation of ASKARII or any Principal in this Agreement; (d) the breach of any representation, warranty or covenant of ASKARII or the Principal in this Agreement; or (e) any liabilities of ASKARII which are not disclosed to the Company at or prior to Closing and which the Company is required to satisfy subsequent to Closing (including all fees and expenses associated therewith); provided however, that ASKARII and the Principal will not be liable under clause (d) of this Section 9.01 unless the aggregate amount of Losses exceeds $100,000 (the “Threshold”), in which event ASKARII or the Principal shall be liable for all Losses up to, including and exceeding the amount of the Threshold. “Losses” as used in this Article are not limited to matters asserted by third parties, but include Losses incurred or sustained in the absence of third party claims. Payment is not a condition precedent to recovery of indemnification for Losses.

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Section 9.02 Indemnification by the Company. Subject to the provisions of this Article, the Company agrees to indemnify, defend and hold the Principal (the “ASKARII Indemnified Person”), harmless from and against any and all Losses that any ASKARII Indemnified Person may suffer, sustain, incur or become subject to arising out of or due to: (a) the non-fulfillment of any covenant, undertaking, agreement or other obligation of the Company under this Agreement or; (b) any action taken by ASKARII and/or the operations of ASKARII after the Closing; which, however, does not include any action that was caused by or as a fault of an action which originally occurred prior to the Closing Date or could be partially attributed as a Loss to the Company under Section 9.01 of this Agreement; (c) any misstatement, breach of or inaccuracy of any material representation of the Company in this Agreement; or (d) the breach of any representation, warranty or covenant of the Company in this Agreement provided however, that the Company will not be liable under clause (d) of this Section 9.02 unless the aggregate amount of Losses exceeds the Threshold, in which event the Company shall be liable for all Losses up to, including and exceeding the amount of the Threshold.

Section 9.03 Survival of Representations, Warranties and Covenants. The representations, warranties, covenants and other provisions of this Agreement which by their terms or by implication are to have continuing effect after the expiration or termination of this Agreement shall survive the Closing Date or the termination of this Agreement for any reason whatsoever, and shall remain in full force and effect.

Section 9.04 Notice and Opportunity to Defend. If a claim for Losses (a “Claim”) is to be made by any Company Indemnified Person or ASKARII Indemnified Person (any such indemnified person, hereinafter a “Claimant”) seeking indemnification hereunder, such Claimant shall notify the indemnifying party or parties (any such indemnifying party, a “Respondent”) promptly. If such event involves (a) any claim or (b) the commencement of any action or proceeding by a third person, Claimant shall give Respondent written notice of such claim or the commencement of such action or proceeding as provided above. Delay or failure to so notify Respondent shall only relieve Respondent of its obligation to the extent, if at all, that Respondent is prejudiced by reason of such delay or failure. Respondent shall have a period of 30 days within which to respond thereto. If Respondent accepts responsibility or does not respond within such 30 day period, then Respondent shall be obligated to compromise or defend, at its own expense and by counsel chosen by Respondent, which counsel shall be acceptable to such Company Indemnified Person or ASKARII Indemnified Person, as the case may be, such matter, and Respondent shall provide Claimant with such assurances as may be reasonably required by Claimant to assure that Respondent will assume and be responsible for the entire liability at issue. If Respondent fails to assume the defense of such matter within said 30 day period, Claimant will (upon delivering notice to such effect to Respondent) have the right to undertake, at Respondent’s cost and expense, the defense, compromise or settlement of such matter on behalf of such Claimant. The Claimant agrees to cooperate with Respondent and its counsel in the defense against any such asserted liability. In any event, Claimant shall have the right to participate at its own expense in the defense of such asserted liability. Any compromise of such asserted liability by Respondent shall require the prior written consent of Claimant, which consent will not be unreasonably withheld and in the event Claimant defends any such asserted liability, then any compromise of such asserted liability by Claimant shall require the prior written consent of Respondent, which consent shall not be unreasonably withheld.

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Section 9.05 Remedies Exclusive. The remedies conferred by this Article are intended to be exclusive of and shall supersede any other remedy available under law or at equity.

Section 9.06 Emergency Relief. Notwithstanding anything in this Article to the contrary, any Party may seek emergency relief from a court for any remedy that may be necessary to protect any rights or property of such Party pending the establishment of the arbitral tribunal or its determination of the merits of the controversy.

ARTICLE X
CONFIDENTIALITY

Section 10.01 Confidentiality. At all times after the Closing, the Principal and the Company, shall retain in strictest confidence, and shall not disclose to any third parties or use for its benefit (other than in order to fulfill the terms and conditions of this Agreement and the transactions contemplated by this Agreement) or for the benefit of others any confidential information comprising or related to the Company or any of the Company’s Affiliates, ASKARII, or ASKARII’s property, including its Intellectual Property, including, without limitation, trade secrets, source code, customer lists, marketing plans or strategies, product development techniques or plans, or technologies (collectively “Confidential Information”). Confidential Information shall not include information which (i) is or becomes part of the public domain without breach of this Agreement, (ii) was known to the receiving Party on a non-confidential basis prior to disclosure by the other Party (except in connection with information of ASKARII, which shall be considered Confidential Information for all purposes), (iii) is independently received by the receiving Party without the use of confidential information, or (iv) is explicitly approved for release by written authorization of the disclosing Party. In the event that the receiving Party is legally required to disclose any confidential information, the receiving Party shall promptly notify the disclosing Party of such requirement and, if requested by the disclosing Party, shall reasonably cooperate in the disclosing Party’s efforts to prevent or limit such disclosure.

Section 10.02 Enforceability.

(a)          It is the desire and intent of the Parties that the provisions of Article VIII shall be enforced to the fullest extent permissible under the laws and public policies applied in each jurisdiction in which enforcement is sought. If any particular provision or portion of Article IX shall be adjudicated to be invalid or unenforceable in any jurisdiction, Article IX shall be deemed amended to delete therefrom such provision or portion adjudicated to be invalid or unenforceable, such amendment to apply only with respect to the operation of this Section 10.02 in the particular jurisdiction in which such adjudication is made. ASKARII and the Principal agree that it would be difficult to measure the damages to Company and its affiliates from the breach by ASKARII or the Principal of the provisions of Article VIII, that injury to the Company from such breach would be impossible to calculate, and that monetary damages would therefore be an inadequate remedy; accordingly, ASKARII and the Principal agree that the Company shall be entitled, in addition to all other remedies it might have, to injunctions or other appropriate orders to restrain any such breach without showing or proving any actual damages.

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(b)          The undertakings and covenants of ASKARII and the Principal contained in Article VIII are an integral part of the transactions set forth in this

(c)          Agreement and the consideration paid by the Company pursuant to this Agreement shall be consideration to include consideration for such undertakings and covenants.

ARTICLE XI
MISCELLANEOUS

Section 11.01 No Bankruptcy and No Criminal Convictions. None of the Parties to this Agreement, or their officers, directors or affiliates, promoters, or control persons, nor any predecessor thereof have been subject to the following (unless otherwise disclosed in the ASKARII Schedules or Company Schedules):

(a)          Any bankruptcy petition filed by or against any business of which such person was a general partner or executive officer within the past ten (10) years;

(b)          Any conviction in a criminal proceeding or being subject to a pending criminal proceeding (excluding traffic violations and other minor offenses);

(c)          Being subject to any order, judgment, or decree, not subsequently reversed, suspended or vacated, of any court of competent jurisdiction, permanently or temporarily enjoining, barring, suspending or otherwise limiting his involvement in any type of business, securities or banking activities; and

(d)          Being found by a court of competent jurisdiction (in a civil action), the SEC or the Commodity Futures Trading Commission to have violated a federal, provincial or state securities or commodities law, and the judgment has not been reversed, suspended, or vacated;

(e)          Conviction of any felony or misdemeanor (i) in connection with the purchase or sale of any security; (ii) involving the making of any false filing with the SEC; or (iii) arising out of the conduct of the business of an underwriter, broker, dealer, municipal securities dealer, investment adviser, or paid solicitor of purchasers of securities;

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(f)           Any court order, judgment, or decree: (i) that restrains the applicable Person from engaging in any conduct in connection with the purchase or sale of any security; (ii) involving any false filing with the SEC; or (ii) arising out of business conduct of an underwriter, broker, dealer, municipal securities dealer, investment adviser, or paid solicitor of purchasers of securities. Rule 506(d)(1)(ii) of the 1933 Act defines “subject to” to mean only the persons specifically named in the order; others who are not specifically named but who come within the scope of an order will not be treated as “subject to” the order for purposes of disqualification under such Rule;

(g)          A final order of a state securities, banking, or insurance regulator; federal banking agency; the National Credit Union Administration; or the U.S. Commodity Futures Trading Commission. Rule 501(g) of 1933 Act defines “final order” to mean a written directive or declaratory statement issued by a federal or state agency described in Rule 506(d)(1)(iii) under applicable statutory authority that provides for notice and an opportunity for hearing, which constitutes a final disposition or action by that federal or state agency. At the time of the proposed sale, the final order must: (i) bar the covered person from (a) associating with an entity regulated by such commission, authority, agency, or officer; (b) engaging in the business of securities, insurance, or banking; or (c) engaging in savings association or credit union activities; or (ii) constitute an order based on a violation of any law or regulation that prohibits fraudulent, manipulative, or deceptive conduct;

(h)          Any SEC disciplinary order relating to brokers, dealers, municipal securities dealers, investment advisers, and investment companies which: (i) suspends or revokes a person’s registration as a broker, dealer, municipal securities dealer, or investment adviser; (ii) places limitations on the activities of such person; or (iii) bars the person from participating in the offering of any penny stock;

(i)           Any SEC order requiring the applicable Person to cease and desist from committing or causing a violation or future violation of: (i) any scienter-based anti-fraud provision of the federal securities laws, or any rule or regulation thereunder (including, for example Section 17(a)(1) of the 1933 Act, Section 10(b) of the Exchange Act and Rule 10b-5, Section 15(c)(1) of the Exchange Act, or Section 206(1) of the Investment Advisers Act), or (ii) Section 5 of the 1933 Act;

(j)           Suspension or expulsion from membership in, or suspension or bar from association with, a member of a registered national securities exchange or affiliated securities association for conduct inconsistent with the just and equitable principles of trade;

(k)          Filed (as a registrant or issuer) or was named as an underwriter in a registration statement or Regulation A offering statement which was subject to a refusal order, stop order, or order suspending the Regulation A exemption; or

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(l)           Subject to a U.S. Postal Service false representation order.

Section 11.02 Broker/Finder’s Fee. No broker’s or finder’s fee will be paid in connection with the transaction contemplated by this Agreement. The Company, and ASKARII, each agree to indemnify the other against any claim by any third person for any commission, brokerage, or finder’s fee arising from the transactions contemplated hereby based on any alleged agreement or understanding between the indemnifying party and such third person, whether express or implied from the actions of the indemnifying party.

Section 11.03 Governing Law and Jurisdiction. This Agreement shall be governed by, enforced, and construed under and in accordance with the laws of the United States of America and, with respect to the matters of state law, with the laws of the State of Texas without giving effect to principles of conflicts of law thereunder. Each of the Parties hereby: (a) irrevocably submits to the non-exclusive personal jurisdiction of any Texas court, over any claim arising out of or relating to this Agreement and irrevocably agrees that all such claims may be heard and determined in such Texas court; and (b) irrevocably waives, to the fullest extent permitted by applicable law, any objection it may now or hereafter have to the laying of venue in any proceeding brought in a Texas court.

Section 11.04 Notices. Any and all notices, requests or other communications hereunder shall be given in writing and delivered by: (a) regular, overnight or registered or certified mail (return receipt requested), with first class postage prepaid; (b) hand delivery; (c) facsimile transmission; or (d) overnight courier service, to the Parties at the following addresses or facsimile numbers:

If to the Company, to:                         Rockdale Resources Corporation
Attn: Leo Womack
710 N Post Oak, Suite 512
Houston, Texas 77024
Fax: (713) 613-2908

With copies to:                                    The Loev Law Firm, PC
Attn: David M. Loev, Esq.
6300 West Loop South, Suite 280
Bellaire, Texas 77401
Fax: (713) 524-4122
Email: dloev@loevlaw.com

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If to ASKARII, to:                                ASKARII Resources LLC
Attn: Ricardo Hsu
710 N. Post Oak Rd., Suite 555
Houston, Texas 77024
Email: ricardohsu@gmail.com

With copies to:                                     Joseph Tung
Attorney at Law
2464 Bering Drive
Houston, Texas 77057
Email: josephtung@gmail.com

or at such other address or number as shall be designated by the Parties in a notice to the other Party given in accordance with this Section. Except as otherwise provided in this Agreement, all such communications shall be deemed to have been duly given: (A) in the case of a notice sent by regular or registered or certified mail, three business days after it is duly deposited in the mails; (B) in the case of a notice delivered by hand, when personally delivered; (C) in the case of a notice sent by facsimile, upon transmission subject to telephone confirmation of receipt; and (D) in the case of a notice sent by overnight mail or overnight courier service, the next business day after such notice is mailed or delivered to such courier, in each case given or addressed as aforesaid.

Section 11.05 Attorney’s Fees. In the event that either Party institutes any action or suit to enforce this Agreement or to secure relief from any default hereunder or breach hereof, the prevailing Party shall be reimbursed by the losing Party for all costs, including reasonable attorney’s fees, incurred in connection therewith and in enforcing or collecting any judgment rendered therein.

Section 11.06 Confidentiality. Each Party hereto agrees with the other that, unless and until the transactions contemplated by this Agreement have been consummated, it and its representatives will hold in strict confidence all data and information obtained with respect to another Party or any subsidiary thereof from any representative, officer, director or employee, or from any books or records or from personal inspection, of such other Party, and shall not use such data or information or disclose the same to others (which information shall include the existence of this Agreement and the transactions contemplated herein), except (i) to the extent such data or information is published, is a matter of public knowledge (through no fault or action of the Party holding such information on behalf of the other Party), or is required by a court of competent jurisdiction to be published; or (ii) to the extent that such data or information must be used or disclosed in order to consummate the transactions contemplated by this Agreement; or (iii) such information is required to be disclosed pursuant to applicable law. In the event of the termination of this Agreement, each Party shall return to the other Party all documents and other materials obtained by it or on its behalf and shall destroy all copies, digests, work papers, abstracts or other materials relating thereto, and each Party will continue to

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comply with the confidentiality provisions set forth herein. ASKARII further agrees and consents to the disclosure by the Company of any material information regarding ASKARII which the Company or its counsel deems necessary for disclosure in the Company’s public filings on EDGAR in connection with the Company’s current or periodic report filings. The Company shall be required to obtain the prior consent of Principal to publicly disclose such information, which consent shall not be unreasonably withheld, and shall be provided in a timely manner consistent with the Company’s filing obligations under Form 8-K and/or the Securities Act of 1933, as amended or the Securities Act of 1934, as amended, if necessary. The Company shall use its best efforts to avoid the disclosure of any competitive pricing or specific customer information to the public.

Section 11.07 Publicity. Prior to or after the Closing of the transaction contemplated herein, any announcement, or press or news release by ASKARII or its shareholders, directors, employees, officers, or agents shall be reviewed and approved by the Company prior to its release, subject to any requirements of law. The Company shall be allowed to make any announcements relating to this Agreement or the transactions contemplated herein, and shall be allowed to file this Agreement and any exhibits or related agreements as may be required pursuant to the Company’s public reporting obligations with the Securities and Exchange Commission, subject to prior approval by ASKARII, which approval shall not be unreasonably withheld. Prior to the Closing and prior to the Closing Date, ASKARII shall make no announcements relating to this Agreement, the Company or the transactions contemplated herein without the prior written consent of the Company, which approval will not be unreasonably withheld.

Section 11.08 Schedules; Knowledge. Each Party is presumed to have full Knowledge of all information set forth in the other Party’s schedules delivered pursuant to this Agreement and ASKARII and the Principal are deemed to have Knowledge of the information set forth in the Company’s EDGAR filings.

Section 11.09 Third Party Beneficiaries. This contract is strictly between the Company, ASKARII and the Principal, and, except as specifically provided, no director, officer, stockholder, member, employee, agent, independent contractor or any other person or entity shall be deemed to be a third party beneficiary of this Agreement.

Section 11.10 Expenses. The Company and ASKARII each hereto agree to pay their own costs and expenses incurred in negotiating this Agreement including legal, accounting and professional fees, incurred in connection with the Exchange or any of the other transactions contemplated hereby, and those costs and expenses incurred in consummating the transactions described herein.

Section 11.11 Entire Agreement. This Agreement represents the entire agreement between the Parties relating to the subject matter thereof and supersedes all prior agreements, term sheets, understandings and negotiations, written or oral, with respect to such subject matter.

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Section 11.12 Survival; Termination. The representations, warranties, and covenants of the respective Parties shall survive the Closing Date and the consummation of the transactions herein contemplated for a period of two (2) years, unless the terms of this Agreement provide for a longer period of survival.

Section 11.13 Amendment or Waiver. Every right and remedy provided herein shall be cumulative with every other right and remedy, whether conferred herein, at law, or in equity, and may be enforced concurrently herewith, and no waiver by any Party of the performance of any obligation by the other shall be construed as a waiver of the same or any other default then, theretofore, or thereafter occurring or existing. At any time prior to the Closing Date, this Agreement may be amended by a writing signed by all Parties hereto, with respect to any of the terms contained herein, and any term or condition of this Agreement may be waived or the time for performance may be extended by a writing signed by the Party or Parties for whose benefit the provision is intended.

Section 11.14 Best Efforts. Subject to the terms and conditions herein provided, each Party shall use its reasonable best efforts to perform or fulfill all conditions and obligations to be performed or fulfilled by it under this Agreement so that the transactions contemplated hereby shall be consummated as soon as practicable. Each Party also agrees that it shall use its reasonable best efforts to take, or cause to be taken, all actions and to do, or cause to be done, all things necessary, proper or advisable under applicable laws and regulations to consummate and make effective this Agreement and the transactions contemplated herein.

Section 11.15 Remedies. The Parties agree that the covenants and obligations contained in this Agreement relate to special, unique and extraordinary matters and that a violation of any of the terms hereof or thereof would cause irreparable injury in an amount which would be impossible to estimate or determine and for which any remedy at law would be inadequate. As such, the Parties agree that if either Party fails or refuses to fulfill any of its obligations under this Agreement or to make any payment or deliver any instrument required hereunder or thereunder, then the other Party shall have the remedy of specific performance, which remedy shall be cumulative and nonexclusive and shall be in addition to any other rights and remedies otherwise available under any other contract or at law or in equity and to which such Party might be entitled.

Section 11.16 Construction. The Parties acknowledge that each of them has had the benefit of legal counsel of its own choice and has been afforded an opportunity to review this Agreement with its legal counsel and that this Agreement shall be construed as if jointly drafted by the Parties hereto. When used in this Agreement, unless a contrary intention appears: (i) a term has the meaning assigned to it; (ii) “or” is not exclusive; (iii) “including” means including without limitation; (iv) words in the singular include the plural and words in the plural include the singular; (v) any agreement, instrument or statute defined or referred to herein or in any instrument or certificate delivered in

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Share Exchange Agreement

connection herewith means such agreement, instrument or statute as from time to time amended, modified or supplemented and includes (in the case of agreements or instruments) references to all attachments thereto and instruments incorporated therein; (vi) the words “hereof”, “herein” and “hereunder” and words of similar import when used in this Agreement shall refer to this Agreement as a whole and not to any particular provision hereof; (vii) references contained herein to Article, Section, Schedule and Exhibit, as applicable, are references to Articles, Sections, Schedules and Exhibits in this Agreement unless otherwise specified; (viii) references to “writing” include printing, typing, lithography and other means of reproducing words in a visible form, including, but not limited to email; (ix) references to “dollars”, “Dollars” or “$” in this Agreement shall mean United States dollars; (x) reference to a particular statute, regulation or Law means such statute, regulation or Law as amended or otherwise modified from time to time prior to the date hereof (or, if the Closing occurs, prior to the Closing Date); (xi) any definition of or reference to any agreement, instrument or other document herein shall be construed as referring to such agreement, instrument or other document as from time to time amended, supplemented or otherwise modified (subject to any restrictions on such amendments, supplements or modifications set forth herein); (xii) unless otherwise stated in this Agreement, in the computation of a period of time from a specified date to a later specified date, the word “from” means “from and including” and the words “to” and “until” each mean “to but excluding”; and (xiii) references to “days” shall mean calendar days.

Section 11.17 Severability. Every provision of this Agreement is intended to be severable. If, in any jurisdiction, any term or provision hereof is determined to be invalid or unenforceable, (a) the remaining terms and provisions hereof shall be unimpaired, (b) any such invalidity or unenforceability in any jurisdiction shall not invalidate or render unenforceable such term or provision in any other jurisdiction, and (c) the invalid or unenforceable term or provision shall, for purposes of such jurisdiction, be deemed replaced by a term or provision that is valid and enforceable and that comes closest to expressing the intention of the invalid or unenforceable term or provision. If a court of competent jurisdiction determines that any covenant or restriction, by the length of time or any other restriction, or portion thereof, set forth in this Agreement is unreasonable or unenforceable, the court shall reduce or modify such covenants or restrictions to those which it deems reasonable and enforceable under the circumstances and, as so reduced or modified, the Parties hereto agree that such covenants and restrictions shall remain in full force and effect as so modified. In the event a court of competent jurisdiction determines that any provision of this Agreement is invalid or against public policy and cannot be so reduced or modified so as to be made enforceable, the remaining provisions of this Agreement shall not be affected thereby, and shall remain in full force and effect.

Section 11.18 Headings; Gender. The paragraph headings contained in this Agreement are for convenience only, and shall in no manner be construed as part of this Agreement. All references in this Agreement as to gender shall be interpreted in the applicable gender of the Parties.

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Section 11.19 Counterparts, Effect of Facsimile, Emailed and Photocopied Signatures. This Agreement and any signed agreement or instrument entered into in connection with this Agreement, and any amendments hereto or thereto, may be executed in one or more counterparts, all of which shall constitute one and the same instrument. Any such counterpart, to the extent delivered by means of a facsimile machine or by .pdf, .tif, .gif, jpeg or similar attachment to electronic mail (any such delivery, an “Electronic Delivery”) shall be treated in all manner and respects as an original executed counterpart and shall be considered to have the same binding legal effect as if it were the original signed version thereof delivered in person. At the request of any Party, each other Party shall re execute the original form of this Agreement and deliver such form to all other Parties. No Party shall raise the use of Electronic Delivery to deliver a signature or the fact that any signature or agreement or instrument was transmitted or communicated through the use of Electronic Delivery as a defense to the formation of a contract, and each such Party forever waives any such defense, except to the extent such defense relates to lack of authenticity.

Section 11.20 Post-Closing Matters. Each Party shall execute such documents, and perform such other actions, as any other Party may reasonably request after the Closing to further consummate the transactions contemplated by this Agreement.

[Remainder of page left intentionally blank. Signature pages follow.]

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IN WITNESS WHEREOF, the Parties hereto have caused this Agreement to be executed by their respective officers, hereunto duly authorized, as of the date first-above written.

“THE COMPANY”
Rockdale Resources Corporation

/s/ Zel C. Khan
Zel C. Khan
Chief Executive Officer

“ASKARII ”
ASKARII Resources LLC

/s/ Ricardo Hsu
Ricardo Hsu
Manager / Owner

[Signature Page of the Principal Follows On Attached Page(s).]

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“Principal”

Ricardo Hsu

/s/ Ricardo Hsu
Ricardo Hsu
Manager

Owner of 100% of the issued and outstanding securities of ASKARII

Please also complete and attach the Qualification Questionnaire attached hereto as Exhibit B.

For information purposes only, the above Principal has confirmed and acknowledged that it is an Accredited Investor in the attached Qualification Questionnaire:

Yes ________

No _________

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EXHIBIT A
TYPE OF OWNERSHIP FORM
(CHECK ONE):

_____	INDIVIDUAL OWNERSHIP (one signature required)

_____	TRUST (please include name of trust, name of trustee, and date trust was formed and copy of the Trust Agreement or other authorization)

_____	PARTNERSHIP (please include a copy of the Partnership Agreement authorizing signature)

_____	CORPORATION (please include a certified corporate resolution authorizing signature)

_____	LIMITED LIABILITY COMPANY (please include a certified corporate resolution authorizing signature)

________________________________________________________________________
Please print here the exact name (registration)
Such Principal desires to appear in the records of the Company.

________________________________________________________________________
Please print here the exact address
 Such Principal desires to appear in the records of the Company.

________________________________________________________________________
If communications are to be made to an address other than that shown above, please print here such address and account designation.

Signature:

By: _________________________

Printed Name: ______________________

If on behalf of Entity:

Entity Name: ___________________
Signatory’s Position with Entity: ___________________
Beneficial Owner of Shares Owned by Entity: _____________________

Address: ____________________________________________________________
Tax Id Number: ______________________________
Telephone Number:( ) - _____ - _______

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EXHIBIT B
QUALIFICATION QUESTIONNAIRE
(CONFIDENTIAL)

ALL INFORMATION CONTAINED IN THIS APPLICATION WILL BE TREATED CONFIDENTIALLY. The undersigned understands, however, that the Company may present this application to such Parties as the Company, in its discretion, deems appropriate when called upon to establish that the proposed offer and sale of the securities are exempt from registration of the Securities Act of 1933, as amended, or meet the requirements of applicable securities and blue sky laws. Certain capitalized terms used below but not otherwise defined have the meanings given to such terms in the Share Exchange Agreement dated January 22, 2016, by and between the Company, ASKARII and the Principal, which this Qualification Questionnaire is attached to as Exhibit B.

PART I – INDIVIDUALS (OTHERS COMPLETE PART II)

1.	Name:_____________________

2.	Residence Address:

Residence Telephone:

3.	Social Security Number:_____________________

Date of Birth:_____________

Citizenship:

4.	Present Employer:

Business Address:

Business Telephone:

Title/Position:

Length of Time:

5.	I prefer to have communications sent to:

 Home Address or _________Business Address

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6.            Investment Experience

I have made investments, or been involved in activities, of the type indicated below (recognizing that the types of investments listed are not mutually exclusive and certain investments may fall into two or more of the categories listed):
CHECK ALL THAT APPLY

(a)	Ownership of stocks, bonds, and other securities

(b)	Investment in partnerships, joint ventures and other syndicates

(c)	Other direct or partnership investments (such as real estate, oil and gas, equipment leasing, research and development, agriculture or commodities syndications)

Do you make your own ultimate decisions on your investments?
YES [ ]                                                               NO [ ]

7.            Method of Investment Evaluation

Each subscriber must have sufficient knowledge and experience in financial and business matters to be capable of evaluating the merits and risks of an investment in the Company or must retain the services of a Purchaser Representative(s) (who may be an attorney, accountant or other financial advisor but not a person employed by or associated with the Company or its affiliates) for the purpose of this particular transaction.

This item is presented in alternative form. Please cheek the appropriate alternative.

                                   Alternative One: No Advisor.

I have such knowledge and experience in financial and business matters that I am capable of evaluating the merits and risks of an investment in the Company and of making an informed investment decision, and will not require a Purchaser Representative.

                                   Alternative Two: Purchaser Representative.

I have relied upon the advice of the following Purchaser Representative (who is not affiliated with the Company or its affiliates) in evaluating the merits and risks of an investment in the Company.

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Name of Purchaser Representative:

Address:

Relationship:

The above-named Purchaser Representative and I together have such knowledge and experience in financial and business matters that we are capable of evaluating the merits and risks of an investment in the Company and of making an informed investment decision.

PLEASE COMPLETE QUESTION 8 OR 9 BELOW

8.           Accredited Individual Investor

As an individual, I ________________________________________ (PRINT NAME) represent that I (please check all that are applicable):

☐	have a net worth (either individually or jointly with spouse) in excess of $1,000,000 in United States Dollars (“USD”) (not including my principal residence); or

☐
am an individual who had an individual income (NOT including joint income with spouse) in excess of USD $200,000 in each of the two most recent tax years and reasonably expect individual income in excess of $200,000 during the current tax year; or

☐
am an individual who had an income (including joint income with spouse) in excess of USD $300,000 in each of the two most recent tax years and reasonably expect individual income in excess of USD $300,000 during the current tax year. “Income” for this purpose is computed by adding the following items to adjusted gross income for federal income tax purposes: (a) the amount of any tax-exempt interest income received; (b) the amount of losses claimed as a limited partner in a limited partnership; (c) any deduction claimed for depletion; (d) deductions for alimony paid; (e) deductible amounts contributed to an IRA or Keogh retirement plan; and (f) any amount by which income from long-term capital gains has been reduced in arriving at adjusted gross income pursuant to the provisions of Section 1202 of the Code.

I, the undersigned, represent that I do not have any state or federal judicial judgments adverse to me nor are there any state or federal tax liens against me, nor is there any pending or threatened litigation adverse to me. I, the undersigned, undertake to notify the Company or the Company immediately of any material change in any of such information occurring prior to the closing of the Exchange Offer or, if relevant, any time during the existence of the Company.

Date: ___________________                                                      Signature:

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9.           Non-Accredited Individual Investor

As an individual, I ________________________________________ (PRINT NAME) represent that I am not an “accredited investor”, provided that I confirm and acknowledge that I am aware of, have received and have had an opportunity to read and review (A) the (i) Company’s Annual Report on Form 10-K for the year ended December 31, 2014; (ii) the Company’s quarterly report on Form 10-Q for the quarter ended, March 31, 2015; and (iii) the Company’s current reports on Form 8-K as filed on www.sec.gov, in each case (i) through (iii), including the audited and unaudited financial statements, description of business, risk factors, results of operations, certain transactions and related business disclosures described therein (collectively the “Disclosure Documents”) and an independent investigation made by me of the Company; (B) have, prior to the date of this questionnaire, been given an opportunity to review material contracts and documents of the Company and have had an opportunity to ask questions of and receive answers from the Company’s officers and directors and have no pending questions as of the date of this questionnaire; and (C) am not relying on any oral representation of the Company or any other person, nor any written representation or assurance from the Company; in connection with my acceptance of the Shares and investment decision in connection therewith. I acknowledge that due to my receipt of and review of the information described above and as set forth in the Agreement, I have received similar information as would be included in a Registration Statement filed under the 1933 Act.

The undersigned represents that the information provided above is true and correct and acknowledges such investor’s awareness that the Company, and other investors are relying upon the accuracy of such information to ensure that the sale of any securities by the Company to such investor is in compliance with applicable federal and state securities laws. I, the undersigned, represent that I do not have any state or federal judicial judgments adverse to me nor are there any state or federal tax liens against me, nor is there any pending or threatened litigation adverse to me. I, the undersigned, undertake to notify the Company or ASKARII immediately of any material change in any of such information occurring prior to the closing of the Exchange Offer or, if relevant, any time during the existence of the Company.

Date: ___________________                                                      Signature:

[If individual purchasers are co-tenants, tenants-in-common or joint owners (including joint owners with such purchaser’s spouse) all co-tenants, tenants-in-common and/or joint owners shall complete a copy of Part I above]

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PART II-INVESTORS WHO ARE NOT INDIVIDUALS

1.             General Information

Entity Name (“Entity”):

Address of Principal Office:

Type of Organization:

Date and Place of Organization:

(Please attach a copy of your organizational documents, in effect and as amended.)

2.             Business

A brief description of the business conducted by the entity is as follows:

Each person involved in making the decision of behalf of the entity, to subscribe to purchase Securities is listed below [NOTE AT LEAST ONE NAME MUST BE LISTED]:

Name __________________                                                Title __________________

Name __________________                                                Title __________________

Name __________________                                                Title __________________

Each person named above must complete Part I of this questionnaire.

PLEASE COMPLETE QUESTION 3 OR 4, AND
PLEASE ALSO COMPLETE SECTION 5 BELOW

3.             Accredited Investor Status of Entity

Please cheek the appropriate description which applies to you.

_____ (a)
A bank, as defined in Section 3 (a)(2) of the Securities Act of 1933, or any savings and loan association or other institution as defined in Section 3(a)(5)(A) of the Securities Act of 1933, whether you are acting in an individual or a fiduciary capacity.

_____ (b)	An insurance company, as defined in Section 2(13) of the Securities Act of 1933.

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_____ (c)	An investment company registered under the Investment Company Act of 1940.

_____ (d)	A business development company, as defined in Section (a)(48) of the Investment Company Act of 1940.

_____ (e)	A small business investment company licensed by the U.S. Small Business Administration under Section 301(c) or (d) of the Small Business Investment Act of 1958.

_____ (f)
An employee benefit plan within the meaning of Title I of the Employee Retirement Income Security Act of 1974 and the investment is made by you as a plan fiduciary, as defined in Section 3(21) of such Act, and you are a bank, insurance company or a registered investment advisor, or you have total assets in excess of $5 million.

_____ (g)	A private business development company as defined in Section 202(a)(22) of the Investment Advisers Act of 1940.

_____ (h)
An organization described in Section 501 (c)(3) of the Internal Revenue Code, a corporation, a Massachusetts or similar business trust, or a partnership, not formed for the specific purpose of acquiring the securities, with total assets in excess of $5 million.

_____ (i)
An entity (other than a trust which must meet (j), below) in which all of the equity owners are accredited investors and meet at least one of the criteria listed in Part I, Section 8 of this Questionnaire.

_____ (j)
A trust with total assets in excess of $5,000,000 not formed for the specific purpose of acquiring Securities, whose purchase is directed by a person with such knowledge and experience in financial and business matters that (s)he is capable of evaluating the merits and risks of the prospective investment.

If you checked (i), please complete the following part of this question:

(1)            List all equity owners: __________________________________

(2)            What is the type of entity? _______________________________

(3)            Attach a copy of your resolutions or other evidence of the entity’s authority to make this investment.

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(4)	Represent that each equity owner qualifies individually to Part I, Section 8 of this Questionnaire by printing each equity owners name below (you may include an additional sheet if necessary):

4.             Non-Accredited Investor Status of Entity

Please initial if appropriate:

_____
The entity is not an “accredited investor” however the entity confirms and acknowledges that person(s) who are authorized to make the investment decision on behalf of the entity (as disclosed above) are aware of, have received and have had an opportunity to review (A) the (i) Company’s Annual Report on Form 10-K for the year ended December 31, 2014; (ii) the Company’s quarterly report on Form 10-Q for the quarter ended, March 31, 2015; and (iii) the Company’s current reports on Form 8-K as filed on www.sec.gov, in each case (i) through (iii), including the audited and unaudited financial statements, description of business, risk factors, results of operations, certain transactions and related business disclosures described therein (collectively the “Disclosure Documents”) and an independent investigation made by them of the Company; (B) have, prior to the date of this questionnaire, been given an opportunity to review material contracts and documents of the Company and have had an opportunity to ask questions of and receive answers from the Company’s officers and directors and has no pending questions as of the date of this questionnaire; and (C) are not relying on any oral representation of the Company or any other person, nor any written representation or assurance from the Company; in connection with such entity’s acceptance of the Shares and investment decision in connection therewith. The entity acknowledges that due to the entity’s receipt of and review of the information described above and as set forth in the Agreement, it has received similar information as would be included in a Registration Statement filed under the 1933 Act.

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5.             Representations

The undersigned represents on behalf of the entity that:

(a)The entity has, and its officers, employees, directors or equity owners have, sufficient knowledge and experience in similar programs or investments to evaluate the merits and risks of an investment in the Company (or the entity has retained an attorney, accountant, financial advisor or consultant as a Purchaser Representative); that because of the background and employment experience of the entity’s equity owners, its officers, directors or employees, it has received and has had access to material and relevant information enabling it to make an informed investment decision, and that all data it has requested has been furnished to it.

If applicable, the name, employer, address and telephone number of the entity’s Purchaser Representative follows:______________________________________

(b)           The information contained herein is complete and accurate and may be relied upon by you.

Attached is the requested information (e.g., articles of incorporation, bylaws and resolutions) for your review.

The undersigned represents that the information provided above is true and correct and acknowledges such investor’s awareness that the Company, and other investors are relying upon the accuracy of such information to ensure that the sale of any securities by the Company to such investor is in compliance with applicable federal and state securities laws. The undersigned represents that neither the entity it represents nor, its officers, directors or shareholders have any state or federal judicial judgments adverse to them nor are there any state or federal tax liens against them, nor is there any pending or threatened litigation adverse to them. The undersigned undertakes to notify the Company immediately of any material change in any of such information occurring prior to the closing of the Exchange Offer, or, if relevant, any time during the existence of the Company.
Entity

Date:
Name of Entity Typed or Printed:
By:
Name:
Title:

PLEASE ALSO CONFIRM THAT EACH PERSON NAMED IN PART II, SECTION 2, ABOVE HAS COMPLETED PART I OF THIS QUESTIONNAIRE.

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SHARE EXCHANGE AGREEMENT
ASKARII SCHEDULES

Pursuant to Article II of the Share Exchange Agreement entered into as of the date above by and among Rockdale Resources Corporation, a Colorado corporation (the “Company”), ASKARII Resources LLC, an Texas limited liability company (“ASKARII ”), and Ricardo Hsu, the sole owner of ASKARII (the “Principal”), the principal executive officer of ASKARII does hereby certify that ASKARII will provide complete, true, and correct in all materials respects the following schedules within ten (10) days:

ASKARII Schedules 2.16

(a)	a schedule containing complete copies of the ASKARII Organizational Documents;

(b)	a schedule containing any corporate resolutions of the Managers of ASKARII;

(c)	a schedule containing minutes of meetings of the Principal;

(d)	a schedule containing original copies of all material agreements of ASKARII;

(e)
a schedule listing of any and all federal, provincial, state and local tax identification numbers of ASKARII and containing complete and correct copies of all federal, provincial, state and local tax returns filed by ASKARII over the past seven (7) years (or such shorter time period as ASKARII has been organized);

(f)
a schedule setting forth any other information, together with any required copies of documents, required to be disclosed by ASKARII. Any fact known to be, or to the best Knowledge of the Principal or after reasonable investigation, reasonably believed to be, contrary to any of the representations, covenants, and warranties made in Article II are required to be disclosed in the ASKARII Schedules pursuant to this Section 1.16(f); and

(g)	a schedule of any and all limitations or qualifications or exceptions to the representations, covenants and warranties of ASKARII and the Principal contained in Article 2 of this Agreement, if any.

“ASKARII”
ASKARII Resources LLC

/s/ Ricardo Hsu
Ricardo Hsu
Manager

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SHARE EXCHANGE AGREEMENT
COMPANY SCHEDULES

Pursuant to Article II of the Share Exchange Agreement entered into as of the date above by and among Rockdale Resources Corporation, a Colorado corporation (the “Company”), ASKARII  Resources LLC, an Texas limited liability company (“ASKARII ”), and Ricardo Hsu, the sole owner of ASKARII (the “Principal”), the principal executive officer of the Company does hereby certify that the Company will provide complete, true, and correct in all materials respects the following schedules within ten (10) days:

Company Schedules 3.14

(a)	a schedule containing complete and correct copies of the Company’s Organizational Documents;

(b)
a schedule setting forth any other information, together with any required copies of documents, required to be disclosed by the Company. Any fact known to be, or to the best Knowledge of the Company or after reasonable investigation, reasonably believed to be, contrary to any of the representations, covenants, and warranties made in Article II are required to be disclosed in the Company Schedules pursuant to this Section 2.14; and

(c)	a schedule of any and all limitations or qualifications or exceptions to the representations, covenants and warranties of the Company contained in Article III of this Agreement, if any.

“THE COMPANY”
Rockdale Resources Corporation

/s/ Zel C. Khan
Zel C. Khan
Chief Executive Officer

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